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                                                                      Exhibit 10

                      AMENDED AND RESTATED CREDIT AGREEMENT


         THIS AMENDED AND RESTATED CREDIT AGREEMENT (the "Agreement") is made as of the 30th day of June, 2000, by and between DeWOLFE MORTGAGE SERVICES, INC., a Massachusetts corporation (the "Company") and FIRST UNION NATIONAL BANK, a national banking corporation (the "Lender").

                              STATEMENT OF PURPOSE

         The Company and the Lender have previously entered into that certain Mortgage Loan Warehousing and Security Agreement dated as of June 15, 1993, as subsequently amended and modified from time to time (as so amended and modified, the "Existing Agreement"). The parties hereto desire to amend and restate the Existing Agreement in its entirety and hereby agree that from and after the date hereof, this Amended and Restated Credit Agreement between the parties, together with the Security Agreement (as defined below), shall supersede the Existing Agreement in all respects and shall constitute the entire agreement between the parties hereto with respect to the subject matter contained therein. All capitalized terms not otherwise defined herein are defined in Paragraph 10 hereof.

         Now, therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

         1. CREDIT FACILITY.

                  1(a) LENDING LIMIT. Subject to the conditions set forth herein, the Lender agrees that it shall, from time to time up to and including the Business Day immediately preceding the Maturity Date, advance loans (the "Loans" or a "Loan") to the Company in amounts not to exceed, in the aggregate at any one time outstanding (determined after giving effect to the other transactions contemplated by the Loan Request pursuant to which said Loan was requested), the lesser of:

                       (1)      The Credit Limit; and

                       (2)      The Collateral Value of the Borrowing Base.

                  1(b) INTEREST RATE. All Loans shall bear interest at the lesser of the Applicable Fed Funds Rate or the Prime Rate, as permitted herein.

                  1(c) PAYMENT OF INTEREST. The Company shall pay to the Lender interest on Loans outstanding hereunder from the date disbursed to but not including the date of payment, such interest to be payable monthly, in arrears, as provided in Paragraph 2(d) below.

                  1(d) REQUIREMENTS OF LAW; INCREASED COSTS. In the event that any change subsequent to the date hereof in any applicable law, order, regulation, treaty or directive issued by any central bank or other Governmental Authority, or in the governmental or judicial interpretation or application thereof, or compliance by the Lender with any request or directive (whether or not having the force of law) by any central bank or other Governmental
Authority:


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                           (1) subjects the Lender to any tax of any kind
         whatsoever with respect to this Agreement or any Loans made hereunder, or change the basis of taxation of payments to the Lender of principal, fee, interest or any other amount payable hereunder (except for change in the rate of tax on the overall net income of the Lender);

                           (2) imposes, modifies or holds applicable any reserve, capital requirement, special deposit, compulsory loan or similar requirements against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of the Lender which are not otherwise included in the determination of the Applicable Fed Funds Rate; or

                           (3) imposes on the Lender any other condition; and the result of any of the foregoing is to increase the cost to the Lender of making, renewing or maintaining any Loan or to reduce any amount receivable in respect thereof or to reduce the rate of return on the capital of the Lender or any Person controlling the Lender as a result of or in connection with the making, renewal or maintenance of the Loans, then, in any such case, the Company shall promptly pay to the Lender, upon written demand therefor by the Lender, which demand shall be accompanied by documentation of such additional cost or costs, any additional amounts necessary to compensate the Lender for such additional cost or reduced amounts receivable or rate of return as determined by the Lender with respect to this Agreement or Loans made hereunder. If the Lender becomes entitled to claim any additional amounts pursuant to this Paragraph 1(d), it shall promptly notify the Company of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence containing the calculation thereof in reasonable detail submitted by the Lender to the Company shall be conclusive in the absence of manifest error. The provisions hereof shall survive the termination of this Agreement and payment of the outstanding Loans and all other amounts payable hereunder.

         2. MISCELLANEOUS LENDING PROVISIONS.

                  2(a) USE OF PROCEEDS. The proceeds of all Loans shall be used by the Company solely for the purpose of originating and acquiring Mortgage Loans (except that the proceeds of that amount of the Loans outstanding hereunder at any time which corresponds to the FNMA Servicing Percentage of the amount of all Loans outstanding hereunder at such time may be used only to acquire Assigned Servicing Rights pertaining to Servicing Contracts with respect to which FNMA is the investor).

                  2(b) REQUEST FOR LOANS; MAKING OF LOANS. If the Company desires to borrow a Loan hereunder, the Company shall make a Loan Request to the Lender no later than 3:00 p.m. (Charlotte, North Carolina time) on the proposed funding date. The Lender shall make available the proposed Loan by crediting the amount thereof in immediately available same day funds to the Funding Account no later than 4:00 p.m. (Charlotte, North Carolina time) on such date.

                  2(c) NOTE. The obligation of the Company to repay the Loans shall be evidenced by a note payable to the order of the Lender in the form attached hereto as EXHIBIT A (the "Note").

                  2(d) INTEREST AND FEE BILLING AND PAYMENT. The Lender shall, on or before the fifth Business Day of each month, deliver to the Company an interest and fee billing for the immediately preceding month, which billing shall set forth interest accrued and payable on Loans and fees payable


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hereunder for such month and which billing shall be payable no later than the second Business Day following receipt thereof by the Company.

                  2(e) REPAYMENT OF PRINCIPAL. Subject to the prepayment requirements of Paragraph 2(j) below and the required application of proceeds from the sale or other disposition of Mortgage Loans as provided in the Security Agreement, the Company shall pay the principal amount of all Loans on the Maturity Date.

                  2(f)     BORROWING BASE CONFORMITY.

                           (1) The Company shall cause to be maintained with the Lender a Borrowing Base such that the Collateral Value of the Borrowing Base is not less than, at any date, the sum of the aggregate dollar amount of outstanding Loans.

                           (2) The Company shall prepay Loans to the Lender, upon telephonic or facsimile demand by the Lender, on any day in the amount by which the aggregate principal amount of outstanding Loans exceeds the Collateral Value of the Borrowing Base, said prepayment to be made on the date on which demand is made by the Lender if made prior to 4:00 p.m. (Charlotte, North Carolina time) or, if made later than 4:00 p.m. (Charlotte, North Carolina time), before 9:00 a.m. (Charlotte, North Carolina time) on the next Business Day.

                           (3) If at such time as the Company shall be required to prepay Loans under this Paragraph 2(f) there shall not have occurred and be continuing an Event of Default or Potential Default hereunder, in lieu of prepaying the Loans as required, the Company may deliver to the Lender additional Eligible Borrowing Base Loans such that the Collateral Value of the Borrowing Base, after giving effect to the inclusion of such Eligible Borrowing Base Loans in the Borrowing Base, shall be in compliance with the requirements of subparagraphs (1) and
         (2) above.

                  2(g) NATURE AND PLACE OF PAYMENTS. All payments made on account of the Obligations shall be made to the Lender and the Lender is hereby irrevocably authorized to debit the Settlement Account on account thereof. All payments made on account of the Obligations shall be made without setoff or counterclaim in lawful money of the United States of America in immediately available same day funds, free and clear of and without deduction for any taxes, fees or other charges of any nature whatsoever imposed by any taxing authority and if received by the Lender by 4:00 p.m. (Charlotte, North Carolina time) such payment will be credited on the Business Day received. If a payment is received after 4:00 p.m. (Charlotte, North Carolina time) by the Lender, such payment will be credited on the next succeeding Business Day and interest thereon shall be payable at the then applicable rate until credited. If any payment required to be made by the Company hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension.

                  2(h) POST-MATURITY INTEREST. Any Obligations not paid when due (whether at stated maturity, upon acceleration or otherwise) shall bear interest from the date due until paid in full at a per annum rate equal to four percent (4%) above the interest rate otherwise applicable thereto, or, if such Obligations do not otherwise bear interest, four percent (4%) above the Corporate Base Rate.


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                  2(i) COMPUTATIONS. All computations of interest and fees
payable hereunder shall be based upon a year of 360 days for the actual number of days elapsed.

                  2(j) PREPAYMENTS.

                           (1) The Company may voluntarily prepay Loans hereunder in whole or in part at any time.

                           (2) Loans hereunder are subject to mandatory prepayment pursuant to Paragraph 2(f) above and, in addition, by application of proceeds of the sale or other disposition of Collateral as provided in the Security Agreement.

                           (3) The Company shall pay in connection with any prepayment hereunder all interest accrued but unpaid on Loans to which such prepayment is applied concurrently with payment to the Lender of any principal amounts.

                  2(k) ALLOCATION OF PAYMENTS RECEIVED.

                           (1) Prior to the occurrence of an Event of Default and acceleration of all Loans outstanding hereunder or termination of the commitment of the Lender to advance Loans hereunder, all amounts received by the Lender shall be applied against the outstanding Obligations.

                           (2) Following the occurrence of an Event of Default and acceleration of all Loans outstanding hereunder or termination of the commitments of the Lender to advance Loans hereunder, all amounts received by the Lender on account of the Obligations shall be applied by the Lender as follows:

                              (i) First, to the payment of reasonable costs and
                  expenses incurred by the Lender in the enforcement of its rights under the Credit Documents, including, without limitation, all costs and expenses of collection, attorneys' fees, court costs and foreclosure expenses;

                              (ii) Second, to the Lender to be applied against
                  the Obligations until the Obligations shall have been paid in full; and

                              (iii) Third, to such Persons as may be legally
                  entitled thereto.

                  2(l) FEES. The Company shall pay the following fees to the
Lender:

                           (1) Such closing fees as are agreed to in writing by
the Company and the Lender, said fees to be payable on or before the date of making the first Loan hereunder.

                           (2) A subprime lending fee, such fee to be computed
on a per annum basis payable in monthly installments, in arrears, on the dates set forth for payment of interest in Paragraph


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2(d) hereof, each such installment to be in an amount equal to the product of:
(i) the average daily aggregate principal amount of Loans outstanding during the preceding month; MULTIPLIED BY (ii) the quotient of (A) the average daily Unit Collateral Values for all Eligible Subprime Mortgage Loans included in the Borrowing Base during the preceding month; DIVIDED BY (B) the average daily aggregate Unit Collateral Values for all Eligible Borrowing Base Loans included in the Borrowing Base during the preceding month; MULTIPLIED BY (iii) 1.00%; DIVIDED BY (iv) 12.

                           (3) A collateral handling fee of $4.00 with respect
to each Mortgage Loan (and related Required Documents) delivered to the Lender for inclusion in the Borrowing Base, such fee to be payable in monthly installments, in arrears, on the dates set forth for payment of interest in Paragraph 2(d) hereof.

         3. SECURITY AGREEMENT; ADDITIONAL DOCUMENTS.

                  3(a) SECURITY AGREEMENT AND FINANCING STATEMENTS. On or before the date hereof (except as specifically noted herein), the Company shall execute and deliver to the Lender: (1) a security agreement in the form of that attached hereto as EXHIBIT B (the "Security Agreement"), pursuant to which the Company shall pledge, assign and grant to the Lender a perfected, first priority security interest in and lien upon the Collateral, (2) such UCC financing statements as the Lender may request, and (3) within sixty (60) days following the date hereof, acknowledgment and consent forms, each in form and substance acceptable to the Lender, duly executed by each investor under a Servicing Contract or, if such acknowledgment and consent forms are not available with respect to any Servicing Contract, other evidence reasonably satisfactory to the Lender that the Company's interest in such Servicing Contract can be pledged as Collateral (for the purposes of the foregoing, a consent may consist of one or more separate documents which, taken as a whole, evidence the consent of the applicable investor to the assignment of the Company's interest, an agreement to appoint an entity acceptable to the Lender as a successor servicer, and a suitable Resignation Letter).

                  3(b) FURTHER DOCUMENTS. The Company agrees to execute and deliver and to cause to be executed and delivered to the Lender from time to time such confirmatory and supplementary security agreements, financing statements and other documents, instruments and agreements as the Lender may reasonably request, which are in the Lender's judgment necessary or desirable to obtain for the Lender the benefit of the Credit Documents and the Collateral. The Company also hereby authorizes the Lender to execute and file, on behalf of the Company, all financing statements which are in the Lender's judgment necessary or desirable to obtain for the Lender the benefit of the Credit Documents and the Collateral.

         4. CONDITIONS TO MAKING OF LOANS.

                  4(a) FIRST LOAN. As conditions precedent to the Lender's obligation to make the first Loan hereunder:

                  (1) The Company shall have delivered to the Lender, in form and substance satisfactory to the Lender and its counsel, each of the following:

                              (i) A duly executed copy of this Agreement;

                              (ii) A duly executed copy of the Security
                  Agreement;


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                              (iii) A duly executed copy of the Note;

                              (iv) Duly executed copies of all financing
                  statements and other documents, instruments and agreements, properly executed, deemed necessary or appropriate by the Lender, in its reasonable discretion, to obtain for the Lender a perfected, first priority security interest in and lien upon the Collateral and, within sixty (60) days following the date hereof, acknowledgments and consents duly executed by each investor under a Servicing Contract covering Assigned Rights and by the Company, as more particularly set forth in Paragraph 3(a)(3) above;

                                    (v) Such credit applications, financial
                  statements, authorizations and such information concerning the Company and its business, operations and conditions (financial and otherwise) as the Lender may reasonably request;

                              (vi) Certified copies of resolutions of the Board
                  of Directors of the Company approving the execution and delivery of the Credit Documents to which the Company is a party, the performance of the Obligations thereunder and the consummation of the transactions contemplated thereby;

                              (vii) A certificate of the Secretary or an
                  Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to execute and deliver the Credit Documents to which the Company is a party;

                              (viii) A copy of the Articles of Incorporation of
                  the Company, certified by the respective Secretary or an Assistant Secretary of the Company as of the date of this Agreement as being accurate and complete;

                              (ix) A copy of the Bylaws of the Company,
                  certified by the respective Secretary or an Assistant Secretary of the Company as of the date of this Agreement as being accurate and complete;

                              (x) A certificate of the Secretary of State of the
                  Commonwealth of Massachusetts, certifying as of a recent date that the Company is in good standing;

                              (xi) An opinion of counsel for the Company
                  substantially in the form of EXHIBIT C attached hereto and covering such other matters as the Lender may reasonably request;

                              (xii) Evidence satisfactory to the Lender that
                  each of the Funding Account and the Settlement Account has been opened;

                              (xiii) A schedule of the initial Approved
                  Investors duly approved by the Lender;

                              (xiv) A duly completed Borrowing Base Schedule
                  dated as of the date of the first Loan hereunder and certified by the Company to be true in all respects; and


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                              (xv) A Covenant Compliance Certificate
                  demonstrating in detail satisfactory to the Lender that the Company is in compliance with the covenants set forth in Paragraphs 7(j), 7(k) and 7(l) below.


                           (2) All acts and conditions (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of the Credit Documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws.

                           (3) All documentation, including, without limitation, documentation for corporate and legal proceedings in connection with the transactions contemplated by the Credit Documents shall be satisfactory in form and substance to the Lender and its counsel.

                           (4) All fees required to be paid on or before the date hereof pursuant to Paragraph 2(l) above shall have been paid prior to (or will be paid concurrently with) the making of the first Loan hereunder.

                  4(b) ONGOING LOANS. As conditions precedent to the Lender's obligation to make any Loan hereunder, including the first Loan, at and as of the date of advance thereof;

                           (1) There shall have been delivered to the Lender a Loan Request therefor;

                           (2) The representations and warranties of the Company contained in the Credit Documents (as modified pursuant to additional information which may be provided in writing by the Company to the Lender from time to time) shall be accurate and complete in all respects as if made on and as of the date of such advance;

                           (3) There shall not have occurred an Event of Default or Potential Default;

                           (4) Following the funding of the requested Loan, the aggregate principal amount of Loans outstanding will not exceed the lesser of: (i) the Credit Limit and (ii) the Collateral Value of the Borrowing Base;

                           (5) There shall not have occurred any material adverse change in the financial condition, assets, nature of assets, operations or prospects of the Company from that represented in this Agreement, the other Credit Documents, or the documents or information furnished to the Lender in connection herewith or therewith; and

                           (6) The Required Documents for the Mortgage Loan(s) being funded therewith shall have been received by the Lender (except as otherwise provided in subsection (o) of the definition of Eligible Mortgage Loan).


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By making a Loan Request to the Lender hereunder, the Company shall be deemed to have represented and warranted the accuracy and completeness of the statements set forth in subparagraphs (b)(2) through (b)(6) above.

         5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to the Lender that:

                  5(a) FINANCIAL CONDITION. The financial statements, dated the Statement Date and the Interim Date, copies of which have been furnished to the Lender, are complete and correct and have been prepared to present fairly, in accordance with GAAP, the financial condition of the Company at such dates and the results of its operations and changes in financial position for the fiscal periods then ended.

                  5(b) NO CHANGE. As of the date hereof, there has been no material adverse change in the business, operations, assets or financial or other condition of the Company from that shown on the financial statements dated as of the Interim Date referred to in Paragraph 5(a) above.

                  5(c) CORPORATE EXISTENCE; COMPLIANCE WITH LAW. The Company:
(1) is duly organized, validly existing and in good standing as a corporation under the laws of the Commonwealth of Massachusetts and is qualified to do business in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Company or its property or business or on the ability of the Company to pay or perform the Obligations, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do, and (3) is in compliance with all Requirements of Law and Contractual Obligations, the failure to comply with which could have a material adverse effect on the business, operations, assets or financial or other condition of the Company or on the Collateral or the Collateral Value of the Borrowing Base.

                  5(d) CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. The Company has the corporate power and authority and the legal right to execute, deliver and perform the Credit Documents and has taken all necessary corporate action to authorize the execution, delivery and performance of the Credit Documents. The Credit Documents have been duly executed and delivered on behalf of the Company and constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

                  5(e) NO LEGAL BAR. The execution, delivery and performance of the Credit Documents, the borrowing hereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of the Company the violation of which could have a material adverse effect on the business, operations, assets or financial or other condition of the Company or on the Collateral or the Collateral Value of the Borrowing Base or create or result in the creation of any Lien (except the Lien created by the Security Agreement) on any assets of the Company.

                  5(f) NO MATERIAL LITIGATION. Except as disclosed on EXHIBIT D hereto, no litigation, investigation or proceeding of or before any court, arbitrator or Governmental Authority is pending or, to


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the knowledge of the Company, threatened by or against the Company or against any of its properties or revenues which is likely to be adversely determined and which, if adversely determined, is likely to have a material adverse effect on the business, operations, property or financial or other condition of the Company or on the Collateral or the Collateral Value of the Borrowing Base.

                  5(g) TAXES. To the best of the Company's knowledge, all tax returns that are required to be filed by or on behalf of the Company have been filed and all taxes shown to be due and payable on said returns or on any assessments made against the Company or any of its property (other than taxes which are being contested in good faith by appropriate proceedings and as to which the Company has established adequate reserves in conformity with GAAP) have been paid.

                  5(h) INVESTMENT COMPANY ACT. The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  5(i) FEDERAL RESERVE BOARD REGULATIONS. The Company is not engaged and will not engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan issued hereunder will be used, directly or indirectly, for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of the Board of Governors of the Federal Reserve System.

                  5(j) ERISA. The Company and each of its ERISA Affiliates are in compliance in all respects with the requirements of ERISA and no Reportable Event has occurred under any Plan maintained by the Company or any of its ERISA Affiliates which is likely to result in the termination of such Plan for purposes of Title IV of ERISA.

                  5(k) ASSETS. The Company has good and marketable title to all property and assets reflected in the financial statements referred to in Paragraph 5(a) above, except property and assets sold or otherwise disposed of in the ordinary course of business subsequent to the respective dates thereof. The Company has no outstanding Liens on any of its properties or assets and there are no security agreements to which the Company is a party, nor any title retention agreements, whether in the form of leases or otherwise, of any personal property except as permitted under Paragraph 7(a) below.

                  5(l) SECURITIES ACTS. The Company has not issued any unregistered securities in violation of the registration requirements of Paragraph 5 of the Securities Act of 1933, as amended, or any other law, and is not violating any rule, regulation or requirement under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended. The Company is not required to qualify an indenture under the Trust Indenture Act of 1939, as amended, in connection with its execution and delivery of the Note.

                  5(m) CONSENTS, ETC. No consent, approval, authorization of, or registration, declaration or filing with, any Governmental Authority is required on the part of the Company in connection with the execution and delivery of the Credit Documents (other than filings to perfect the security interests granted by it) or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

                  5(n) OWNERSHIP AND SUBSIDIARIES. SCHEDULE II attached hereto and incorporated herein by reference lists (i) all of the shareholders of the Company and (ii) all of the Subsidiaries of the Company, each as of the effective date of this Agreement.

                  5(o) STATUS. The Company is a FNMA and FHLMC approved seller/servicer, and a GNMA approved issuer/servicer.

         6. AFFIRMATIVE COVENANTS. The Company hereby covenants and agrees with the Lender that, as long as any Obligations remain unpaid or the Lender has any obligation to make Loans hereunder, the Company shall:

                  6(a) FINANCIAL STATEMENTS. Furnish or cause to be furnished to the Lender:

                           (1) Within ninety (90) days after the last day of each fiscal year of the Company, statements of income and cash flows for such year and balance sheets as of the end of such year of the Company, presented fairly in accordance with GAAP and accompanied by an unqualified report of a firm of independent certified public accountants acceptable to the Lender and including therewith all schedules and comments thereto and a copy of any management letter from such certified public accountants;

                           (2) Within ninety (90) days after the last day of each fiscal year of the Parent, consolidated and consolidating statements of income and cash flows for such year and consolidated and consolidating balance sheets as of the end of such year of the Parent, presented fairly in accordance with GAAP and accompanied by an unqualified report of a firm of independent certified public accountants acceptable to the Lender and including therewith all schedules and comments thereto and a copy of any management letter from such certified public accountants;

                           (3) Within forty-five (45) days after the last day of each calendar quarter, statements of income and cash flows for such calendar quarter and balance sheets as of the last day of such calendar quarter of the Company, certified by the President or the Chief Financial Officer of the Company to be true and correct and prepared fairly in accordance with GAAP;

                           (4) Within forty-five (45) days after the last day of each calendar quarter, a consolidated and consolidating statement of income for such calendar quarter of the Parent, certified by the President or the Chief Financial Officer of the Parent to be true and correct and prepared fairly in accordance with GAAP;

                           (5) Within forty-five (45) days after the last day of each calendar month, statements of income for such month and balance sheets as of the end of such month of the Company accompanied in each case by a Covenant Compliance Certificate of the President or the Chief Financial Officer of the Company, stating that such financial statements are true and correct and prepared fairly in accordance with GAAP and demonstrating in detail satisfactory to the Lender the Company's compliance with the financial covenants set forth in Paragraphs 7(j), 7(k) and 7(l) below as of and at the end of such month; and

                           (6) Within thirty (30) days after the last day of each fiscal year of the Company, projected statements of income and cash flow for the succeeding fiscal year and a projected balance sheet as of the end of such succeeding fiscal year, prepared by the Company in accordance with GAAP and in accordance with reasonable assumptions and forecasts.

                  6(b) CERTIFICATES; REPORTS; OTHER INFORMATION. Furnish or cause to be furnished to the Lender:

                           (1) Within thirty (30) days after the last day of each calendar month unless otherwise requested in writing by the Lender, a Monthly Production Report for such month;

                           (2) Promptly, such additional financial and other information, including, without limitation, financial statements of the Company or any Approved Investor (other than FNMA or FHLMC) to the extent available to the Company, and information regarding the Collateral as the Lender may from time to time reasonably request;

                           (3) Promptly, and in any event within five (5) business days after received or sent by the Company, (i) true and complete copies of all audits, reports, studies and similar documentation prepared by, or on behalf of FNMA, FHLMC, GNMA, FHA, VA or the Department of Housing and Urban Development or similar agency relating to the Company's operations, servicing or lending practices or which have been done in connection with a review, extension or conditioning of any licenses and approvals issued to the Company by FNMA, FHLMC, GNMA, FHA or VA; and (ii) copies of all correspondence between any of the foregoing departments and agencies and the Company related to any such audits, reports, studies and similar documents;

                           (4) Promptly, copies of any and all forms, reports, supplements or other documents of any kind filed by the Company with the Securities and Exchange Commission;

                           (5) Promptly, upon request therefor by the Lender, a Pipeline Position Report;

                           (6) Promptly, and in any event within five (5) Business Days after received or sent by the Company, true and complete copies of any and all notices, correspondences and similar documentation prepared by, or on behalf of, any investor under a Servicing Contract in the event such notices, correspondence or documentation declare or allege that the Company is (or will be after the passage of time) in default under a Servicing Contract or which terminates or threatens to terminate a Servicing Contract;

                           (7) Upon entry by the Company into any Servicing Contract with a new investor which Servicing Contract is to be included in the Assigned Servicing Rights, an acknowledgement and consent executed by such investor in form and content satisfactory to the Lender; and

                           (8) Within forty-five (45) days after the end of each calendar month, a servicing portfolio report detailing the aggregate delinquency status of Mortgage Loans being serviced by the Company and such other reports regarding servicing as may be requested by the Lender.

                  6(c) PAYMENT OF INDEBTEDNESS. Pay or otherwise satisfy at or before maturity or before it becomes delinquent or accelerated, as the case may be, all its Indebtedness (including taxes), except Indebtedness being contested in good faith by appropriate proceedings and for which provision is made to the satisfaction of the Lender for the payment thereof in the event the Company is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by the Company.

                  6(d) MAINTENANCE OF EXISTENCE AND PROPERTIES. Maintain its corporate existence and obtain and maintain all rights, privileges, licenses, approvals, franchises, properties and assets necessary in the normal conduct of its business, including but not limited to all approvals with respect to FNMA, FHLMC, GNMA, FHA and VA, and comply with all Contractual Obligations and Requirements of Law (including, without limitation, any Requirements of Law under or in connection with ERISA), except where the failure to so comply is not likely to have a material adverse effect on the business, operations, assets or financial or other condition of the Company or on the Collateral or the Collateral Value of the Borrowing Base. The Company will at all times be a FNMA and FHLMC approved Seller/Servicer, and a GNMA approved Issuer/Servicer, such approved status not to be subject to any material limiting conditions unique to the Company other than conditions acceptable to the Lender in its reasonable business judgment.

                  6(e) INSPECTION OF PROPERTY; BOOKS AND RECORDS; AUDITS.

                           (1) Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and

                           (2) Permit: (i) representatives of the Lender to (A) visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired by the Lender (but, prior to the occurrence of an Event of Default, only upon not less than two Business Days' prior notice) no more frequently than once per calendar quarter prior to the occurrence of an Event of Default, and (B) discuss the business, operations, properties and financial and other condition of the Company with officers and employees of the Company, and with its independent certified public accountants (provided that the Lender shall not disclose to any officer or employee of the Company the terms and conditions of this Agreement or any other agreement without the Company's express consent), and (ii) representatives of the Lender to conduct periodic operational audits of the Company's business and operations no more frequently than once per calendar quarter prior to the occurrence of an Event of Default; PROVIDED, HOWEVER, that such visits, inspections, discussions or audits shall be conducted so as not to unreasonably interfere with the business of the Company.

                  6(f) NOTICES. Promptly give written notice to the Lender of:

                           (1) The occurrence of any Potential Default or Event of Default known to responsible management personnel of the Company and the proposed method of cure thereof;

                           (2) Any litigation or proceeding affecting the Company or the Collateral which is likely, in the reasonable judgment of the Company, to have a material adverse effect on the Collateral, the Collateral Value of the Borrowing Base or the business, operations, property, or financial or other condition of the Company;

                           (3) A material adverse change known to responsible management personnel of the Company in the business, operations, property or financial or other condition of the Company; and

                           (4) Any changes in the following senior management positions of the Company or the Parent: James A. Marcotte as Senior Vice President and CFO of the Parent or of the Company, or Gail Hayes as President of the Company.

                  6(g) EXPENSES. Pay all reasonable out-of-pocket costs and expenses (including fees and disbursements of legal counsel) of the Lender: (1) incident to the preparation, negotiation and administration of the Credit Documents, including with respect to or in connection with any waiver or amendment thereof or thereto, and (2) incident to the enforcement of payment of the Obligations, whether by judicial proceedings or otherwise, including, without limitation, in connection with bankruptcy, insolvency, liquidations reorganization moratorium or other similar proceedings involving the Company or a "workout" of the Obligations. The obligations of the Company under this Paragraph 6(g) shall be effective and enforceable whether or not any Loan is advanced by the Lender hereunder and shall survive payment of all other Obligations.

                  6(h) CREDIT DOCUMENTS. Comply with and observe all terms and conditions of the Credit Documents.

                  6(i) INSURANCE. Obtain and maintain insurance with responsible companies in such amounts and against such risks as are usually carried by corporations engaged in similar businesses similarly situated, including, without limitation, errors and omissions coverage and fidelity coverage in form and substance acceptable under FNMA, FHLMC or GNMA guidelines, and furnish the Lender on request full information as to all such insurance, and to provide within five (5) days after receipt, certificates or other documents evidencing the renewal of each such policy.

                  6(j) WET FUNDING MORTGAGE LOAN TRANSMITTAL FORM. Furnish or cause to be furnished to the Lender, with each Eligible Borrowing Base Loan shipped or delivered which is of the type described in the proviso contained in subsection (o) of the definition of Eligible Mortgage Loan, a Wet Funding Mortgage Loan Transmittal Form substantially in the form attached as EXHIBIT L hereto.

         7. NEGATIVE COVENANTS. The Company hereby agrees that, as long as any Obligations remain unpaid or the Lender has any obligation to make Loans hereunder, the Company shall not at any time, directly or indirectly:

                  7(a) LIENS. Create, incur, assume or suffer to exist, any Lien upon the Collateral except as contemplated by the Security Agreement, or create, incur, assume or suffer to exist any Lien upon any of its other property and assets (including the Assigned Servicing Rights and any other servicing rights) except:

                           (1) Liens for current taxes, assessments or other governmental charges which are not delinquent or which remain payable without penalty, or the validity of which are contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof, provided the Company shall have set aside on its books and shall maintain adequate reserves for the payment of same in conformity with GAAP;

                           (2) Liens, deposits or pledges made to secure statutory obligations, surety or appeal bonds, or bonds for the release of attachments or for stay of execution, or to secure the performance of bids, tenders, contracts (other than for the payment of borrowed money), leases or for purposes of like general nature in the ordinary course of the Company's business;

                           (3) Purchase money security interests for property (except Mortgage Loans) hereafter acquired, conditional sale agreements, or other title retention agreements, with respect to property hereafter acquired; provided, however, that no such security interest or agreement shall affect any servicing rights or extend to any property other than the property acquired; and

                           (4) Liens securing Permitted Secured Debt.

                  7(b) INDEBTEDNESS. Create, incur, assume or suffer to exist, or otherwise become or be liable in respect of any Indebtedness except:

                           (1) The Obligations;

                           (2) Trade debt incurred in the ordinary course of business, paid within thirty (30) days after the same has become due and payable or which is being contested in good faith, provided provision is made to the satisfaction of the Lender for the eventual payment thereof in the event it is found that such contested trade debt is payable by the Company;

                           (3) Indebtedness secured by Liens permitted under Paragraph 7(a) above;

                           (4) Capitalized Lease Obligations and chattel mortgages in an aggregate amount not to exceed at any one time outstanding $750,000; and

                           (5) Permitted Other Debt.

                  7(c) CONSOLIDATION AND MERGER; CHANGE OF BUSINESS. Liquidate or dissolve or enter into any consolidation, merger, partnership, joint venture, syndicate or other combination or make any change in the nature of its business as a mortgage banker as presently conducted.

                  7(d) ACQUISITIONS. Purchase or acquire or incur liability for the purchase or acquisition of any or all of the assets or business of any Person, other than in the normal course of business as currently conducted (it being expressly agreed and understood that the acquisition of non-recourse servicing is a normal course of business activity and that the acquisition of recourse servicing is not a normal course of business activity), without the prior written consent of the Lender, which consent shall not be unreasonably withheld.

                  7(e) TRANSFER OF STOCK. Permit the acquisition, purchase, redemption, retirement, transfer or issuance of any shares of its capital stock now or hereafter outstanding which would result in the Parent owning less than one hundred percent (100%) of its outstanding capital stock.

                  7(f) SUBSIDIARIES. Organize any Subsidiary.

                  7(g) INVESTMENTS; ADVANCES; GUARANTIES. Make or commit to make any advance (other than Servicing Advances), loan or extension of credit (other than Mortgage Loans made in the ordinary course of the Company's business) or capital contribution to, or purchase any stocks, bonds, notes, debentures or other securities of, or make any other investment in, or guaranty the indebtedness or other obligations of, any Person; PROVIDED, HOWEVER, that the Company shall be permitted to make advances or loans to the Parent or to any of the Company's Affiliates so long as the outstanding amount of all such loans and advances does not exceed $500,000 at any time.

                  7(h) SALE OF ASSETS. Sell, lease, assign, transfer or otherwise dispose of any of its assets (other than obsolete or worn out property), whether now owned or hereafter acquired, other than in the ordinary course of business as currently conducted and at fair market value (it being expressly agreed and understood that the sale or other disposition of Mortgage-Backed Securities and Mortgage Loans with or without servicing released and of mortgage servicing rights is in the ordinary course of business).

                  7(i) Intentionally Deleted.

                  7(j) MINIMUM ADJUSTED TANGIBLE NET WORTH. Permit its Adjusted Tangible Net Worth at any date to be less than $2,400,000.00.

                  7(k) LIABILITIES TO ADJUSTED TANGIBLE NET WORTH RATIO. Permit its ratio at any date of Total Liabilities to Adjusted Tangible Net Worth to be more than 15.0:1.0.

                  7(l) CURRENT RATIO. Permit its ratio at any time of total assets (as determined in accordance with GAAP) to Total Liabilities to be less than 1.0:1.0.

                  7(m) DIVIDENDS. During any fiscal quarter, declare and pay any dividends, or return any capital, to its shareholders or authorize or make any other distribution, payment or delivery of property or cash to its shareholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock now or hereafter outstanding (or any option or warrants issued by it for or with respect to its capital stock), or set aside any funds for any of the foregoing purposes.

         8. EVENTS OF DEFAULT. Upon the occurrence of any of the following events (an "Event of Default"):

                  8(a) The Company shall fail to pay, on the date when due, principal or interest on any Loan or any fee payable pursuant to Paragraph 2(l) above or any amount payable pursuant to Paragraph 2(f)(2) above (PROVIDED, HOWEVER, that the Lender shall promptly give notice to the Company of any nonpayment which would give rise to an Event of Default under this Paragraph 8(a) and the Company shall have one (1) Business Day in which to cure such nonpayment, during which period the Lender agrees that it shall not exercise its remedies to collect the Obligations except as the Lender reasonably deems necessary to protect its interest in the Collateral; PROVIDED, FURTHER, that the Company shall have no right to exercise this right to cure more than two (2) times during any twelve (12) month period); or

                  8(b) Any representation or warranty made or deemed made by the Company in any Credit Document or in connection with any Credit Document shall be inaccurate or incomplete in any material respect on or as of the date made or deemed made (PROVIDED, HOWEVER, that in the event the Lender, in its sole discretion, determines any representation or warranty inaccurate or incomplete in any material respect, the Lender shall promptly give notice to the Company of such determination and the Company shall have two (2) Business Days in which to present evidence satisfactory to the Lender, in the Lender's sole discretion, that such inaccuracy or incompleteness does or did not exist, during which period the Lender agrees that it shall not exercise its remedies to collect the Obligations except as the Lender reasonably deems necessary to protect its interest in the Collateral); or

                  8(c) The Company shall fail to maintain its corporate existence or shall default in the observance or performance of any covenant or agreement contained in Paragraph 7 above or in the Security Agreement; or

                  8(d) The Company shall fail to observe or perform any other term or provision contained in the Credit Documents and such failure shall continue for thirty (30) days after the Company first becomes aware of such failure; or

                  8(e) The Company shall default in any payment of principal of or interest on any Indebtedness in the aggregate principal amount of $100,000.00 or more (and without regard for the dollar amount of the defaulted payment), or any other event shall occur, the effect of which is to permit such Indebtedness to be declared or otherwise to become due prior to its stated maturity; or

                  8(f) (1) The Company shall commence any case, proceeding or other action (i) relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to the Company, or seeking to adjudicate the Company, a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to the Company or its debts, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for the Company or for all or any substantial part of its assets, or the Company shall make a general assignment for the benefit of its creditors; or (2) there shall be commenced against the Company any case, proceeding or other action of a nature referred to in clause (1) above which (i) results in the entry of an order for relief or any such adjudication or appointment, or (ii) remains undismissed, undischarged or unbonded for a period of ninety (90) days; or (3) there shall be commenced against the Company any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within ninety (90) days from the entry thereof; or (4) the Company shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in (other than in connection with a final settlement), any of the acts set forth in clauses (1), (2) or (3) above; or (5) the Company shall generally not, or shall be unable to, or shall admit in writing its inability to pay its debts as they become due; or

                  8(g) (1) The Company or any of its ERISA Affiliates shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (2) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, (3) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or institution of proceedings is, in the reasonable opinion of the Lender, likely to result in the termination of such Plan for purposes of Title IV of ERISA, and, in the case of a Reportable Event, the continuance of such Reportable Event unremedied for ten days after notice of such Reportable Event pursuant to Section 4043(a), (c) or (d) of ERISA is given or the continuance of such proceedings for ten days after commencement thereof, as the case may be, (4) any

Single Employer Plan shall terminate for purposes of Title IV of ERISA, (5) any withdrawal liability to a Multiemployer Plan shall be incurred by the Company or any of its ERISA Affiliates or (6) any other event or condition shall occur or exist; and in each case in clauses (1) through (6) above, such event or condition, together with all other such events or conditions, if any, is likely to subject the Company or any of its respective ERISA Affiliates to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of the Company or any of its ERISA Affiliates; or

                  8(h) One or more judgments or decrees in an aggregate amount in excess of $100,000.00 shall be entered against the Company and all such judgments or decrees shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within ninety (90) days from the entry thereof; or

                  8(i) Any acquisition, purchase, redemption, retirement, transfer or issuance of the company's capital stock shall occur in violation of Paragraphs 7(e) or 7(m) above, or any change in the management of the Company shall occur in violation of Paragraph 7(i) above, or any Change of Control shall occur;

                                      THEN:

                           (1) Automatically upon the occurrence of an Event of Default under Paragraph 8(f) above; and

                           (2) In all other cases, at the option of the Lender,

the Lender's obligation to make Loans hereunder shall terminate and the principal balance of outstanding Loans and interest accrued but unpaid thereon shall become immediately due and payable, without demand upon or presentment to the Company, which are expressly waived by the Company.


         9. MISCELLANEOUS PROVISIONS.

                  9(a) ASSIGNMENT. The Company may not assign its rights or obligations under this Agreement without the prior written consent of the Lender. The Lender shall not assign its rights and obligations under this Agreement to any other party not a party to this Agreement as of the date hereof; PROVIDED, HOWEVER, that the Lender may at any time pledge or assign all or any portion of the Lender's rights under this Agreement and the other Credit Documents to a Federal Reserve Bank. Subject to the foregoing, all provisions contained in this Agreement or any document or agreement referred to herein or relating hereto shall inure to the benefit of the Lender, its successors and assigns, and shall be binding upon the Company, its successors and assigns.

                  9(b) AMENDMENT. Neither this Agreement nor any of the other Credit Documents may be amended or terms or provisions hereof or thereof waived unless such amendment or waiver is in writing and signed by the Lender and the Company. It is expressly agreed and understood that the failure by the Lender to elect to accelerate amounts outstanding hereunder or to terminate the obligation of the

Lender to make Loans hereunder shall not constitute an amendment or waiver of any term or provision of this Agreement.

                  9(c) CUMULATIVE RIGHTS; NO WAIVER. The rights, powers and remedies of the Lender under the Credit Documents are cumulative and in addition to all rights, powers and remedies provided under any and all agreements among the Company and the Lender relating hereto, at law, in equity or otherwise. Any delay or failure by the Lender to exercise any right, power or remedy shall not constitute a waiver thereof by the Lender, and no single or partial exercise by the Lender of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.

                  9(d) ENTIRE AGREEMENT. This Agreement and the documents and agreements referred to herein embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

                  9(e) SURVIVAL. All representations, warranties, covenants and agreements on the part of the Company contained in the Credit Documents shall survive the termination of this Agreement and shall be effective until the Obligations are paid and performed in full or longer as expressly provided herein.

                  9(f) NOTICES. All notices given by any party to the others under the Credit Documents shall be in writing unless otherwise provided for herein, delivered personally, by facsimile transmission at the number set forth on SCHEDULE I attached hereto, or by depositing the same in the United States mail, registered, with postage prepaid, addressed to the party at the address set forth on SCHEDULE I attached hereto. Any party may change the address to which notices are to be sent by notice of such change to each other party given as provided herein. Such notices shall be effective on the date received or, if mailed, on the third Business Day following the date mailed.

                  9(g) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

                  9(h) SUB-PARTICIPATION BY LENDER. The Lender may at any time sell to one or more financial institutions (each of such financial institutions being herein called a "Participant") participating interests in any of the Obligations held by the Lender and its commitments hereunder; provided, however, that: (1) no participation contemplated by this Paragraph 9(h) shall relieve the Lender from its obligations hereunder or under any other Credit Document; (2) the Lender shall remain solely responsible for the performance of such obligations; (3) the Company shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under the Credit Documents; and (4) no participant shall have the right to declare a default or to exercise remedies hereunder independent of the Lender.

                  9(i) COUNTERPARTS. This Agreement and the other Credit Documents may be executed in any number of counterparts, all of which together shall constitute one agreement.

                  9(j) EXCULPATORY PROVISIONS. Neither the Lender nor any of its officers, directors, employees, agents, counsel, attorneys-in-fact or Affiliates shall be liable to the Company for any action taken or omitted to be taken by it or such Person under or in connection with the Credit Documents or with respect to the Collateral (except for its or such Person's own gross negligence or willful misconduct).

                  9(k) INDEMNIFICATION. The Company agrees to indemnify, defend and hold harmless the Lender from and against any and all claims, obligations, penalties, actions, suits, judgments, costs, disbursements, losses, liabilities and damages (including, without limitation, attorneys' fees) of any kind whatsoever which may at any time be imposed on, assessed against or incurred by the Lender in any way relating to or arising out of the Credit Documents or any documents contemplated by or referred to therein or the transactions contemplated thereby or any action taken or omitted to be taken by the Lender in connection with the foregoing; provided, the Company shall not be liable for any portion of any such claims, obligations, etc., arising out of or resulting from the gross negligence or willful misconduct of the Lender or of the Lender's agents, representatives, employees or contractors, and provided further that the Company shall not indemnify or hold harmless the Lender from and against any such claims, obligations, penalties, actions, suits, judgments, costs, disbursements, losses, liabilities or damages arising out of or resulting from a claim, action or cause of action between the Lender and one or more shareholders of the Lender whether or not relating to the Credit Documents or the Company. The indemnification obligations of the Company under this Paragraph 9(k) shall survive termination of this Agreement and payment in full of the Obligations.

                  9(l) BINDING ARBITRATION. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to the Note or any other Credit Document ("Disputes"), between or among parties to the Note or any other Credit Document shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaim, claims brought as class actions, claims arising from Credit Documents executed in the future, or claims concerning any aspect of the past, present or future relationships arising out of or connected with the Credit Documents. Arbitration shall be conducted under the and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. the expedited procedures set forth in Rule 51, ET SEQ. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal. of the state where the hearing will be conducted. Notwithstanding the foregoing, this paragraph shall not apply to any hedging arrangement that is a Credit Document.

         10. DEFINITIONS. For purposes of this Agreement, the terms set forth below shall have the following meanings:

         "ADDITIONAL REQUIRED DOCUMENTS" shall mean for any Mortgage Loan those items described on EXHIBIT E attached hereto.

         "ADJUSTED TANGIBLE NET WORTH" shall mean at any date:

                  (a) Book Net Worth, MINUS

                  (b) the sum of: (1) all assets which would be classified as intangible assets under GAAP, including, without limitation, purchased and capitalized value of servicing rights, goodwill (whether representing the excess cost over book value of assets acquired or otherwise), patents, trademarks, trade names, copyrights, franchises and deferred charges (including, without limitation, unamortized debt discount and expense, organization costs and research and product development costs) plus (2) all receivables due and owing to the Company by its Affiliates or by its officers, directors, employees or shareholders; PLUS

                  (c) one percent (1.00%) of the aggregate outstanding principal balances of Mortgage Loans included in the Company's Eligible Servicing Portfolio.

         "AFFILIATE" shall mean, as to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such Person. "Control" as used herein means the power to direct the management and policies of such Person.

         "AGREEMENT" shall mean this Agreement, as the same may be amended, modified, renewed, restated, extended or replaced from time to time.

         "APPLICABLE FED FUNDS RATE" shall mean, at any time, the Fed Funds Rate at such time plus one and one-half percent (1.50%) per annum.

         "APPROVED INVESTOR" shall mean any Person pre-approved in writing (which pre-approval may be limited in dollar amounts by type and otherwise) by the Lender (including those shown on SCHEDULE III) and which approval has not been revoked by the Lender in its sole discretion (such revocation to be effective on the tenth Business Day following notice thereof given to the Company in writing).

         "ASSIGNED SERVICING RIGHTS" shall mean all now existing and hereafter arising rights of the Company to service, collect and administer Mortgage Loans, and to receive fees and other compensation therefore, under Servicing Contracts (whether directly or as assignee of the right of the original servicer thereunder) between the Company and investors.

         "BOOK NET WORTH" shall mean the excess of total assets of the Company over Total Liabilities of the Company determined in accordance with GAAP.

         "BORROWING BASE" shall mean at any date all Eligible Borrowing Base Loans delivered to and held by the Lender or otherwise identified as Collateral under the Security Agreement as collateral security for the Obligations.

         "BORROWING BASE SCHEDULE" shall mean a schedule prepared by the Lender and certified to by the Company in the form of that attached hereto as EXHIBIT F.

         "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or a day on which banks in Charlotte, North Carolina are authorized or obligated to close their regular banking business.

         "CAPITALIZED LEASE OBLIGATIONS" of any Person shall mean the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

         "CHANGE OF CONTROL" shall mean if the persons who are directors of the Company as of the date hereof (together with those who subsequently become directors of the Company and whose election, or nomination for election by the Company's stockholders, is approved by the vote of at least three-quarters of the directors who were either directors as of the date hereof or directors elected or nominated to succeed them as herein provided), shall cease to constitute a majority of the Board of Directors of the Company.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         "COLLATERAL" shall have the meaning given such term in the Security Agreement.

         "COLLATERAL VALUE OF THE BORROWING BASE" shall mean at any date the sum of the Unit Collateral Values of all Eligible Borrowing Base Loans included in the Borrowing Base at such date.

         "COMMONLY CONTROLLED ENTITY" of a Person shall mean a Person, whether or not incorporated, which is under common control with such Person within the meaning of Section 414(c) of the Internal Revenue Code.

         "COMPANY" shall have the meaning given such term in the introductory paragraph hereof.

         "CONTACT OFFICE" shall mean the office of the Lender at One First Union Center, 301 South College Street, Charlotte, North Carolina 28288.

         "CONTRACTUAL OBLIGATION" as to any Person shall mean any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

         "CORPORATE BASE RATE" shall mean a rate per annum equal to the rate announced from time to time by the Lender to be its "Prime Rate" as such "Prime Rate" may change from time to time, said changes to occur on the first date the "Prime Rate" changes; it being understood that the "Prime Rate" is the rate announced by the Lender from time to time as its "Prime Rate" and is not necessarily the lowest interest rate charged by the Lender to its customers.

         "COVENANT COMPLIANCE CERTIFICATE" shall mean a certificate in the form of EXHIBIT G attached hereto.

         "CREDIT DOCUMENTS" shall mean this Agreement, the Security Agreement, the Note and each other document, instrument and agreement executed by the Company in connection herewith, as any of the same may be amended, extended or replaced from time to time.

         "CREDIT LIMIT" shall mean $40,000,000.00.

         "DEFAULT-RELATED ADVANCE" shall mean an advance made by the Company with respect to a Servicing Contract (which advance has not been repaid or reimbursed to the Company) to inspect, protect, preserve or repair a Property subject to a Mortgage Loan that is in default and which is serviced by the Company or for similar or related purposes, as required by the FNMA Guide, the FHLMC Guide or other investor guidelines or as a prudent servicer would reasonably deem appropriate, including, but not limited to, necessary legal fees and costs expended for foreclosure, bankruptcy, eviction or litigation actions as well as costs to obtain clear title, to protect the priority of the Lien created by such Mortgage Loan, and to pay insurance premiums.

         "DEFAULT-RELATED ADVANCE RECEIVABLE" shall mean, on any date, the aggregate amount expected to be recovered by the Company from the applicable mortgagors in respect of Default-Related Advances outstanding as of such date if such mortgagors reinstate, pay off or redeem the related Mortgage Loans or from the FHA, the VA or the applicable investor, as the case may be, upon liquidation of such Mortgage Loans.

         "ELIGIBLE BORROWING BASE LOANS" shall mean, collectively, Eligible Jumbo Mortgage Loans, Eligible Mortgage Loans, Eligible Second Mortgage Loans and Eligible Subprime Mortgage Loans.

         "ELIGIBLE JUMBO MORTGAGE LOAN" shall mean a Mortgage Loan with respect to which each of the following are accurate and complete (and the Company by confirming the inclusion of such Mortgage Loan in any computation of the Collateral Value of the Borrowing Base by the Lender shall be deemed to so represent and warrant to the Lender at and as of the date of such computation):

                  (a) Said Mortgage Loan would be an Eligible Mortgage Loan except for its failure to comply with subparagraph (u) of the definition thereof;

                  (b) Said Mortgage Loan conforms in all material respects to the underwriting and other requirements of FNMA or FHLMC except as to acceptable original principal balance;

                  (c) The original principal balance of said Mortgage Loan did not exceed $800,000; PROVIDED, HOWEVER, that the original principal balance of said Mortgage Loan may exceed $800,000 SO LONG AS said Mortgage Loan has been specifically approved by the Lender in its sole discretion prior to its submission for inclusion in the Borrowing Base, which approval shall be conditioned upon, at the least, submission of a pre-closing package in form and content satisfactory to the Lender no fewer than three (3) Business Days prior to closing of said Mortgage Loan, which pre-closing package shall include a copy of the loan application, a copy of the appraisal and a copy of the Take-Out Commitment related thereto, together with any other documents which may be requested by the Lender; and PROVIDED FURTHER, HOWEVER, that in no event shall the original principal balance of said Mortgage Loan exceed $1,200,000; and

                  (d) The Unit Collateral Value of said Mortgage Loan, when added to the Unit Collateral Values of all Mortgage Loans included in the Borrowing Base with an original principal balance in excess of the underwriting and other requirements of FNMA or FHLMC, does not exceed thirty percent (30%) of the Credit Limit.

         "ELIGIBLE MORTGAGE LOAN" shall mean a Mortgage Loan with respect to which each of the following statements shall be accurate and complete (and the Company by confirming the inclusion of such Mortgage Loan in any computation of the Collateral Value of the Borrowing Base shall be deemed to so represent and warrant to the Lender at and as of the date of such computation):

                  (a) Said Mortgage Loan is a binding and valid obligation of the Obligor thereon, in full force and effect and enforceable in accordance with its terms.

                  (b) Said Mortgage Loan is genuine in all respects as appearing on its face and as represented in the books and records of the Company and all information set forth therein is true and correct.

                  (c) Said Mortgage Loan is free of any default of any party thereto (including the Company), counterclaims, offsets and defenses and from any rescission, cancellation or avoidance, whether by operation of law or otherwise.

                  (d) No payment under said Mortgage Loan is more than thirty
(30) days past due the payment due date set forth in the underlying promissory note and deed of trust (or mortgage).

                  (e) Said Mortgage Loan contains the entire agreement of the parties thereto with respect to the subject matter thereof, has not been modified or amended in any respect and is free of concessions or understandings with the Obligor thereon of any kind not expressed in writing therein.

                  (f) Said Mortgage Loan is in all respects as required by and in accordance with all applicable laws and regulations governing the same, including, without limitation, the federal Consumer Credit Protection Act and the regulations promulgated thereunder and all applicable usury laws and restrictions, and all notices, disclosures and other statements or information required by law or regulation to be given, and any other act required by law or regulation to be performed, in connection with said Mortgage Loan have been given and performed as required.

                  (g) All advance payments and other deposits on said Mortgage Loan have been paid in cash, and no part of said sums has been loaned, directly or indirectly, by the Company to the Obligor and there have been no prepayments on account of said Mortgage Loan.

                  (h) At all times said Mortgage Loan will be free and clear of all Liens, except in favor of the Lender.

                  (i) The Property covered by said Mortgage Loan is insured against loss or damage by fire and all other hazards normally included within standard extended coverage in accordance with the provisions of said Mortgage Loan with the Company named as a loss payee thereon.

                  (j) The Property covered by said Mortgage Loan is free and clear of all Liens except of the Company subject only to (1) the Lien of current real property taxes and assessments not yet due and payable; (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record, as of the date of recording, as are acceptable to mortgage lending institutions generally and specifically referred to in a lender's title insurance policy delivered to the originator of the Mortgage Loan and (i) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (ii) which do not materially adversely affect the appraised value of the Property as set forth in such appraisal; (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage Loan or the use, enjoyment, value or marketability of the related Property; and (4) Liens subordinate in priority to the Lien in favor of the Company.

                  (k) If said Mortgage Loan has been withdrawn from the possession of the Lender and:

                           (1) If said Mortgage Loan was withdrawn by the Company for purposes of correcting clerical or other nonsubstantive documentation problems pursuant to a trust receipt, as permitted under Paragraph 6 of the Security Agreement, the Unit Collateral Value of said Mortgage Loan when added to the Unit Collateral Value of other Mortgage Loans included in the calculation of the Collateral Value of the Borrowing Base the promissory notes for which have been similarly withdrawn by the Company does not exceed $600,000, and the promissory note and other documents relating to said Mortgage Loan are returned to the Lender within ten (10) calendar days from the date of withdrawal; and

                           (2) If said Mortgage Loan was shipped by the Lender directly to a permanent investor for purchase, the full purchase price therefor has been received by the Lender (or said Mortgage Loan has been returned to the Lender) within thirty-one (31) days from the date of shipment by the Lender.

         (l) INTENTIONALLY OMITTED.

                  (m) If said Mortgage Loan is FHA insured or VA guaranteed, such insurance or guaranty (or a binding commitment to issue such insurance or guaranty) is in full force and effect.

                  (n) The improvements on the Property consist of a completed one-to-four unit single family residence, including but not limited to a condominium, planned unit development or townhouse but excluding in any event a co-op.

                  (o) There has been delivered to the Lender the Required Documents for said Mortgage Loan, PROVIDED, HOWEVER, that the Required Documents for said Mortgage Loan may be delivered to the Lender within seven (7) Business Days of the inclusion of said Mortgage Loan in the Borrowing Base so long as the Unit Collateral Value of said Mortgage Loan, for which the Required Documents are delivered within seven (7) Business Days after its inclusion in the Borrowing Base, when added to the Unit Collateral Value of all other such Mortgage Loans for which the Required Documents are delivered within seven (7) Business Days after its inclusion in the Borrowing Base, does not exceed (i) during the first five (5) Business Days and last five (5) Business Days of any month, $25,000,000, and (ii) at all other times, $15,000,000.

                  (p) Said Mortgage Loan is not subject to any servicing arrangement with any Person other than the Company or another Person pre-approved in writing by the Lender, nor are any servicing rights relating to said Mortgage Loan subject to any Lien, claim, interest or negative pledge in favor of any Person other than as permitted hereunder.

                  (q) Said Mortgage Loan has not been included in the Borrowing Base for more than sixty (60) days; PROVIDED, HOWEVER, that a Mortgage Loan which has been included in the Borrowing Base for more than sixty (60) days may be an Eligible Mortgage Loan SO LONG AS (i) (A) said Mortgage Loan has been certified by an Approved Investor for inclusion in a specified pool of Mortgage Loans, as evidenced by documentation delivered by the Company to the Lender and reasonably satisfactory to the Lender, and (B) said Mortgage Loan has not been included in the Borrowing Base for more than ninety (90) days, OR (ii) (A) said Mortgage Loan is a "FHLMC/MA" loan which has been certified for inclusion in a specified pool of Mortgage Loans pursuant to a program in the Commonwealth of Massachusetts, as evidenced by documentation delivered by the Company to the Lender and reasonably satisfactory to the Lender, (B) said Mortgage Loan has not been included in the Borrowing Base for more than one hundred twenty (120) days, and (C) the Unit Collateral Value of said Mortgage Loan, when added to the Unit Collateral Values of all other similarly certified Mortgage Loans, does not exceed five percent (5%) of the Credit Limit.

                  (r) Said Mortgage Loan has not previously been included in the Borrowing Base, then shipped to an investor or certifying custodian and returned, for whatever reason, to the Lender.

                  (s) The Company obtained such appraisal in connection with the origination of said Mortgage Loan as would satisfy all appraisal requirements for said Mortgage Loan if such had been originated by a federally insured depositary institution.

                  (t) Said Mortgage Loan is covered by a Take-Out Commitment specifically relating to said Mortgage Loan which is in full force and effect on the date such Mortgage Loan was closed and continues to be so covered, and the Company and the Mortgage Loan are in full compliance therewith.

                  (u) Said Mortgage Loan is insured by the FHA, guaranteed by the VA (or subject to a binding commitment to issue such insurance or guarantee) or fully conforms to all underwriting and other requirements of FNMA or FHLMC.

                  (v) Said Mortgage Loan is secured by a first priority mortgage or deed of trust on the Property covered thereby.

         "ELIGIBLE SECOND MORTGAGE LOAN" shall mean a Mortgage Loan with respect to which each of the following are accurate and complete (and the Company by confirming the inclusion of such Mortgage Loan in any computation of the Collateral Value of the Borrowing Base by the Lender shall be deemed to so represent and warrant to the Lender at and as of the date of such computation):

                  (a) Said Mortgage Loan would be an Eligible Mortgage Loan except for its failure to comply with subparagraphs (j)(4) and (v) of the definition thereof;

                  (b) Said Mortgage Loan is secured by a second priority mortgage or deed of trust on the Property covered thereby (and may be a home equity line of credit); and

                  (c) The Unit Collateral Value of said Mortgage Loan, when added to the Unit Collateral Values of all Mortgage Loans included in the Borrowing Base which are secured by second priority mortgages or deeds of trust on the Properties covered thereby, does not exceed five percent (5%) of the Credit Limit.

         "ELIGIBLE SERVICING PORTFOLIO" shall mean the aggregate outstanding principal amount at the time of determination of the Mortgage Loans comprising the Company's first priority mortgage/deed of trust servicing portfolio, exclusive of (a) any servicing of Mortgage Loans owned by the Company, (b) any servicing performed pursuant to subservicing arrangements (other than that technically styled as subservicing but performed under a contract directly between the Company and FNMA, FHLMC, GNMA or the master servicer under a private mortgage-related security program) and (c) any servicing subject to a Lien in favor of any Person other than the Lender.

         "ELIGIBLE SUBPRIME MORTGAGE LOAN" shall mean a Mortgage Loan with respect to which each of the following are accurate and complete (and the Company by confirming the inclusion of such Mortgage Loan in any computation of the Collateral Value of the Borrowing Base shall be deemed to so represent and warrant to the Lender at and as of the date of such computation):

                  (a) Said Mortgage Loan would be an Eligible Mortgage Loan except for its failure to comply with subparagraph (u) of the definition thereof;

                  (b) Said Mortgage Loan fails to comply with the underwriting and other requirements of FNMA and FHLMC for reasons other than the original principal balance thereof; and

                  (c) The Unit Collateral Value of said Mortgage Loan, when added to the Unit Collateral Values of all other Eligible Subprime Mortgage Loans included in the Borrowing Base, does not exceed five percent (5%) of the Credit Limit.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be supplemented or amended.

         "ERISA AFFILIATE" shall mean, with respect to any Person, any trade or business (whether or not incorporated) that is a member of the group of which such Person is a member and which is treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder in effect from time to time.

         "EVENT OF DEFAULT" shall have the meaning set forth in Paragraph 8 above.

         "FAIR MARKET VALUE" shall mean, with respect to any Eligible Borrowing Base Loan, the market bid price obtainable for such Eligible Borrowing Base Loan, as determined on a reasonable basis by the Lender (based upon whole loan prices currently available to the Company) at such time or times as it shall elect.

         "FED FUNDS RATE" shall mean for any day a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers for such day as reported by the Federal Reserve Bank of New York, or if no longer so reported then as published in Statistical Release H 15 of the Federal Reserve System, or if such rate is not so published for any day, the average of the quotations for such day of such transactions received by the Lender from three (3) Federal funds brokers of recognized standing selected by the Lender.

         "FHA" shall mean the Federal Housing Administration and any successor agency.

         "FHLMC" shall mean the Federal Home Loan Mortgage Corporation and any successor agency.

         "FNMA" shall mean the Federal National Mortgage Association and any successor agency.

         "FNMA SERVICING PERCENTAGE" shall mean at any time the dividend of (i) the outstanding value at such time of all Assigned Servicing Rights pertaining to Servicing Contracts with respect to which FNMA is the investor, DIVIDED BY
(ii) the sum of (A) the outstanding value at such time of all Assigned

Servicing Rights PLUS (B) the outstanding value at such time of all Servicing Receivables PLUS (C) the Collateral Value of the Borrowing Base at such time.

         "FORECLOSURE ADVANCE" shall mean an advance made by the Company with respect to a Servicing Contract (which advance has not been repaid or reimbursed to the Company) to repurchase or foreclose an FHA-insured or VA-guaranteed first priority Mortgage Loan or a first priority conventional Mortgage Loan out of a pool of Mortgage Loans underlying GNMA, FNMA or FHLMC Mortgage-Backed Securities or mortgage-backed securities issued by an investor, in each case for which a foreclosure sale has been commenced or completed or a deed in lieu of foreclosure has been executed and for which a claim against the FHA, the VA or the applicable investor has been filed or is in process.

         "FORECLOSURE ADVANCE RECEIVABLE" shall mean, on any date, the aggregate amount receivable by the Company from the FHA, the VA, or the applicable investor or out of the first proceeds of foreclosure, as the case may be, as of such date as reimbursement of Foreclosure Advances.

         "FUNDING ACCOUNT" shall mean Account No. 2100017417089 maintained in Lender's name alone with the Lender at the Contact Office.

         "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

         "GNMA" shall mean the Government National Mortgage Association and any successor agency.

         "GOVERNMENTAL AUTHORITY" shall mean any nation or governments any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "INDEBTEDNESS" of any Person shall mean all items of indebtedness which, in accordance with GAAP and practices thereof, would be included in determining liabilities as shown on the liability side of a statement of condition of such Person as of the date as of which indebtedness is to be determined, including: without limitation, all obligations for money borrowed and Capitalized Lease Obligations, all amounts for which such Person may be obligated under gestation or other repurchase facilities, and shall also include all indebtedness and liabilities of others assumed or guaranteed by such Person or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection) whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise.

         "INTERIM DATE" shall mean March 31, 2000.

         "LENDER" shall have the meaning given such term in the introductory paragraph hereof.

         "LIEN" shall mean any security interest, mortgage, pledge, lien, claim on property, charge or encumbrance (including any conditional sale or other title retention agreement), any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

         "LOAN" shall have the meaning given such term in Paragraph 1(a) above.

         "LOAN REQUEST" shall mean a request for a Loan conveyed to the Lender from a duly authorized officer of the Company, with such request to be confirmed in writing upon the request of the Lender.

         "MATURITY DATE" shall mean the earlier of: (a) June 29, 2001 as such date may be extended from time to time in writing by the Lender, in its sole discretion, and (b) the date the Lender terminates its obligation to make further Loans hereunder pursuant to Paragraph 8 or 9 above.

         "MONTHLY PRODUCTION REPORT" shall mean a report containing information regarding the Company's monthly production statistics, including total origination volume, an investor sales report containing Take-Out Prices, and such other information as may be reasonably requested by the Lender, which report shall be substantially in the form of that attached hereto as EXHIBIT K.

         "MORTGAGE-BACKED SECURITY" shall mean any security (including, without limitation, a participation certificate) that represents an interest in a pool of mortgages, deeds of trusts or other instruments creating a Lien on Property which is improved by a completed single family residence, including but not limited to a condominium, planned unit development or townhouse.

         "MORTGAGE LOAN" shall mean a residential real estate secured loan, including, without limitation: (a) a promissory note, any reformation thereof and related deed of trust (or mortgage) and security agreement; (b) all guaranties and insurance policies, including, without limitation, all mortgage and title insurance policies and all fire and extended coverage insurance policies and rights of the Company to return premiums or payments with respect thereto; and (c) all right, title and interest of the Company in the Property covered by said deed of trust (or mortgage).

         "MULTIEMPLOYER PLAN" shall mean, as to the Company or any of its ERISA Affiliates, a Plan of such Person which is a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

         "NOTE" shall mean have the meaning given such term in Paragraph 2(c) hereof.

         "OBLIGATIONS" shall mean any and all debts, obligations and liabilities of the Company to the Lender (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the Credit Documents.

         "OBLIGOR" shall mean the Person or Persons obligated to pay the Indebtedness which is the subject of a Mortgage Loan.

         "P&I ADVANCE" shall mean an advance of principal and interest (or reimbursement of previous such advances) made by the Company (which advance has not been repaid or reimbursed to the Company), pursuant to the Company's obligation to do so under a Servicing Contract with respect to the servicing of first priority Mortgage Loans, which advance is reimbursable by the FHA, the VA or the applicable investor or out of the first proceeds of foreclosure.

         "P&I ADVANCE RECEIVABLE" shall mean, on any date, the aggregate amount receivable by the Company from the FHA, the VA or the applicable investor or out of the first proceeds of foreclosure, as the case may be, as of such date as reimbursement of P&I Advances.

         "PARENT" shall mean THE DeWOLFE COMPANIES, INC., a Massachusetts corporation.

         "PARTICIPANT" shall have the meaning given such term in Paragraph 9(h) above.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereto.

         "PERMITTED OTHER DEBT" shall mean that Indebtedness described as "Permitted Other Debt" on EXHIBIT H attached hereto.

         "PERMITTED SECURED DEBT" shall mean that Indebtedness which is the subject of a Lien and described as "Permitted Secured Debt" on EXHIBIT H attached hereto.

         "PERSON" shall mean any corporation, natural person, firm, joint venture, partnerships, trust, unincorporated organization or Governmental Authority.

         "PIPELINE POSITION REPORT" shall mean a report substantially in the form of that attached hereto as EXHIBIT I.

         "PLAN" shall mean, as the Company or any of its ERISA Affiliates, any pension plan that is covered by Title IV of ERISA and in respect of which such Person or a Commonly Controlled Entity of such Person is an "employer" as defined in Section 3(5) of ERISA.

         "POTENTIAL DEFAULT" shall mean an event which but for the lapse of time or the giving of notice, or both, would constitute an Event of Default.

         "PROCEEDS" shall mean whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

         "PROPERTY" shall mean the real property, including the improvements thereon, and the personal property (tangible and intangible) which are encumbered pursuant to a Mortgage Loan.

         "REPORTABLE EVENT" shall mean a reportable event as defined in Title IV of ERISA, except actions of general applicability by the Secretary of Labor under Section 110 of ERISA.

         "REQUIRED DOCUMENTS" shall mean for any Mortgage Loan those items described on EXHIBIT J attached hereto.

         "REQUIREMENTS OF LAW" shall mean, as to any Person, the Articles or Certificate of Incorporation and Bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or a final and binding determination of an arbitrator or a determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "RESIGNATION LETTER" shall mean, with respect to any Servicing Contract covering Assigned Servicing Rights, a letter from the Company to the applicable investor thereunder whereunder the Company resigns as servicer, such letter to be in a form acceptable to the Lender.

         "SECURITY AGREEMENT" shall have the meaning given such term in Paragraph 3(a) above, as the same may be amended, extended or replaced from time to time.

         "SERVICING ADVANCES" shall mean, collectively, Default-Related Advances, Foreclosure Advances, P&I Advances, and T&I Advances.

         "SERVICING CONTRACT" shall mean the agreement (which need not be in the form of a written contract and which may include contracts under bond indentures or pass-through trusts) between an investor and the Company providing for the servicing of Mortgage Loans, including pools of Mortgage Loans underlying Mortgage-Backed Securities, and shall include all manuals, guides, laws, rules and regulations incorporated by reference in or otherwise governing the terms of the relationship of such investor and the Company thereunder.

         "SERVICING RECEIVABLES" shall mean, collectively, Default-Related Advance Receivables, Foreclosure Advance Receivables, P&I Advance Receivables and T&I Advance Receivables.

         "SETTLEMENT ACCOUNT" shall mean Account No. 2100017417241 maintained in the name of the Lender at the Contact Office.

         "SINGLE EMPLOYER PLAN" shall mean, as to the Company or any of its ERISA Affiliates, any Plan of such Person which is not a Multiemployer Plan.

         "STATEMENT DATE" shall mean December 31, 1999.

         "SUBSIDIARY" shall mean any corporation, partnership or joint venture more than fifty percent (50%) of the stock or other ownership interest of which having by the terms thereof ordinary voting power to elect the board of directors, managers or trustees of such corporation, partnership or joint venture (irrespective of whether or not at the time stock of any other class or classes of such corporation, partnership or joint venture shall have or might have voting power by reason of the happening of any contingency) shall, at the time as of which any determination is being made, be owned, either directly or through Subsidiaries.

         "T&I ADVANCE" shall mean an advance made by the Company (which advance has not been repaid or reimbursed to the Company), of tax and insurance escrow amounts required to be, but not, paid by the mortgagor under a Mortgage Loan serviced by the Company, which advance is made by the Company pursuant to the Company's obligation to do so under a Servicing Contract and which is eligible for reimbursement by the FHA, the VA, or the applicable investor or out of the first proceeds of foreclosure.

         "T&I ADVANCE RECEIVABLE" shall mean, on any date, the aggregate amount receivable by the Company from the applicable mortgagor, the FHA, the VA or the applicable investor or out of the first proceeds of foreclosure, as the case may be, as of such date as reimbursement of T&I Advances.

         "TAKE-OUT COMMITMENT" with respect to any Mortgage Loan shall mean a bona fide current, unused and unexpired whole loan commitment or forward sale Mortgage Backed Security commitment issued in favor of and held by the Company made by an Approved Investor, under which said Approved Investor agrees, prior to the expiration thereof, upon the satisfaction of certain terms and conditions therein, to purchase such specific Mortgage Loan or related Mortgage Backed Security at a Take-Out Price, which commitment is not subject to any term or condition which is not customary in commitments of like nature or which, in the reasonably anticipated course of events, cannot be fully complied with prior to the expiration thereof.

         "TAKE-OUT PRICE" with respect to any Mortgage Loan shall mean the specified price to be paid for such Mortgage Loan under the applicable Take-Out Commitment covering said Mortgage Loan.

         "TOTAL LIABILITIES" shall mean total liabilities of the Company determined in accordance with GAAP.

         "TYPE" shall mean with respect to any Mortgage Loan, an Eligible Jumbo Mortgage Loan, an Eligible Mortgage Loan, an Eligible Second Mortgage Loan or an Eligible Subprime Mortgage Loan .

         "UNIT COLLATERAL VALUE" shall mean:

         (i) with respect to each Eligible Mortgage Loan included in the Borrowing Base, ninety-eight percent (98%) of the least of:
                  (A) the Take-Out Price as set forth on the Delivery Certificate (as defined in the Security Agreement) delivered together with such Mortgage Loan, (B) the current outstanding principal value thereof at the time said Mortgage Loan is included in the Borrowing Base, and (C) the Fair Market Value thereof;

         (ii) with respect to each Eligible Jumbo Mortgage Loan included in the Borrowing Base, the lesser of : (A) ninety-seven percent (97%) of the least of: 1. the Take-Out Price as set forth on the Delivery Certificate (as defined in the Security Agreement) delivered together with such Mortgage Loan, 2. the current outstanding principal value thereof at the time said Mortgage Loan is included in the Borrowing Base, and 3. the Fair Market Value thereof, or (B) $625,000;

         (iii) with respect to each Eligible Second Mortgage Loan included in the Borrowing Base, ninety-six percent (96%) of the least of:
                  (A) the Take-Out Price as set forth on the Delivery Certificate (as defined in the Security Agreement) delivered together with such Mortgage Loan, (B) the current outstanding principal value thereof at the time said Mortgage Loan is included in the Borrowing Base, and (C) the Fair Market Value thereof; and

         (iv) with respect to each Eligible Subprime Mortgage Loan included in the Borrowing Base, ninety-five percent (95%) of the least of: (A) the Take-Out Price as set forth on the Delivery Certificate (as defined in the Security Agreement) delivered together with such Mortgage Loan, (B) the current outstanding principal value thereof at the time said Mortgage Loan is included in the Borrowing Base, and (C) the Fair Market Value thereof.

         "VA" shall mean the Veterans Administration and any successor agency.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and sealed as of the day and year first above written.

                        DeWOLFE MORTGAGE SERVICES, INC.,
       [CORPORATE SEAL]                   a Massachusetts corporation

ATTEST:

By__________________________               By_________________________________

Name_________________________              Name_______________________________

Title_______________________               Title______________________________


                                           FIRST UNION NATIONAL BANK, a national
                                           banking association

                                           By_________________________________

                                           Name_______________________________

                                           Title______________________________

                           REPLACEMENT PROMISSORY NOTE

                                                                   June 30, 2000

         FOR VALUE RECEIVED, DeWOLFE MORTGAGE SERVICES, INC., a Massachusetts corporation (the "Company"), hereby unconditionally promises to pay to the order of FIRST UNION NATIONAL BANK, a national banking association (the "Lender"), at its office located at One First Union Center, TW-09, 301 South College Street, Charlotte, North Carolina 28288-0610, in lawful money of the United States and in immediately available funds, on the dates required under that certain Amended and Restated Credit Agreement dated as of June 30, 2000 by and between the Company and the Lender (as the same may be amended, extended or replaced from time to time, the "Agreement" and with the capitalized terms not otherwise defined herein used with the meanings given such terms in the Agreement), the principal amount of each Loan made under the Agreement.

         The Company further agrees to pay interest in like money and funds at the office of the Lender referred to above, on the unpaid principal balance hereof from the date advanced until paid in full on the dates and at the applicable rates set forth in the Agreement. The holder of this Note is hereby authorized to record the date and amount of each Loan, the date and amount of each payment of principal and interest, and applicable interest rates and other information with respect thereto, on the schedules annexed to and constituting a part of this Note (or by any analogous method the holder hereof may elect consistent with its customary practices) and any such recordation shall, absent manifest error, constitute PRIMA FACIE evidence of the accuracy of the information so recorded; provided, however, that the failure to make a notation or the inaccuracy of any notation shall not limit or otherwise affect the obligations of the Company under the Credit Documents.

         This Note is the Note referred to in, and is entitled to all the benefits of, the Agreement. Reference is hereby made to the Agreement and to the Security Agreement for rights and obligations of payment and prepayment, collateral security, Events of Default and the rights of acceleration of the maturity hereof upon the occurrence of an Event of Default.

         This Note is being given in modification, replacement and restatement of, but not extinguishment of the unpaid indebtedness evidenced by, that certain Promissory Note dated as of June 18, 1999 made by the Company payable to the order of the Lender. This Note modifies and replaces, but does not repay, said Promissory Note dated as of June 18, 1999, and all indebtedness formerly evidenced by said Promissory Note dated as of June 18, 1999 and unpaid on the date hereof shall now be evidenced by this Note. This Note shall not be considered to be a novation of said Promissory Note dated as of June 18, 1999 as this Note evidences the same indebtedness and is secured by the same collateral.

         This Note shall be governed by, and construed in accordance with, the laws of the State of North Carolina, and is being executed and sealed by the duly authorized officers of the Company as of the day and year first above written.

                                              DeWOLFE MORTGAGE SERVICES, INC., a
                                              Massachusetts corporation

        [CORPORATE SEAL]

ATTEST:                                       By:______________________________
                                              Name:____________________________
By: _________________________                 Title:___________________________
Name:_______________________
Title:______________________

                     AMENDED AND RESTATED SECURITY AGREEMENT


         THIS AMENDED AND RESTATED SECURITY AGREEMENT (the "Security Agreement") is made and dated as of the 30th day of June, 2000, by and among DeWOLFE MORTGAGE SERVICES, INC., a Massachusetts corporation (the "Company"), in favor of FIRST UNION NATIONAL BANK, a national banking association (the "Lender").

                                    RECITALS

         A. Pursuant to that certain Mortgage Warehousing Loan and Security Agreement dated as of June 15, 1993 by and between the Company and the Lender (as the same has been amended, modified, renewed, replaced, restated or extended from time to time, the "Existing Credit Agreement"), the Lender agreed to extend credit to the Company on the terms and subject to the conditions set forth therein, and the Company granted a security interest in favor of the Lender in certain assets owned by the Company as collateral security therefor.

         B. The Company and the Lender have agreed to amend and restate the Existing Credit Agreement pursuant to (i) that certain Amended and Restated Credit Agreement of even date herewith between the Company and the Lender (as the same may be amended, extended or replaced from time to time, the "Credit Agreement" and with capitalized terms not otherwise defined herein used with the same meanings as in the Credit Agreement), and (ii) this Security Agreement. The parties hereto agree that from and of the date hereof, the Credit Agreement together with this Security Agreement, shall supersede the Existing Credit Agreement in all respects and shall constitute the entire agreement among the parties hereto with respect to the subject matter contained therein.

         NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

         1. GRANT OF SECURITY INTEREST. The Company hereby pledges, assigns and grants to the Lender, a first perfected security interest in the property described in Paragraph 2 below (collectively and severally, the "Collateral"), to secure payment and performance of the Obligations.

         2. COLLATERAL. The Collateral shall consist of all now existing and hereafter arising right, title and interest of the Company in, under and to each of the following:

                  (a) All Mortgage Loans, now owned or hereafter acquired or originated by the Company and delivered to the Lender for inclusion in the Borrowing Base or otherwise identified by the Company for inclusion in the Borrowing Base, including, without limitation, the promissory notes or other instruments or agreements evidencing the indebtedness of Obligors thereon, all mortgages, deeds to secure debt, trust deeds and security agreements related thereto, all rights to payment thereunder, all rights in the Properties securing payment of the indebtedness of the Obligors thereon, all rights under documents related thereto, such as guaranties and insurance policies (issued by governmental agencies or otherwise), including, without limitation, mortgage and title insurance policies, fire and extended coverage insurance policies (including the right to any return premiums) and FHA Insurance and VA guaranties, and all rights in cash deposits consisting of impounds, insurance premiums or other funds held on account thereof;

                  (b) All rights of the Company (but not its obligations) under all Take-Out Commitments, now existing or hereafter arising, covering any part of the foregoing Collateral, all rights to deliver Mortgage Loans described in subparagraph (a) above to permanent investors and other purchasers pursuant thereto and all proceeds resulting from the disposition of such Collateral pursuant thereto;

                  (c) All now existing and hereafter arising rights to service, administer and collect Mortgage Loans included in the computation of the Collateral Value of the Borrowing Base at any date (it being acknowledged and agreed that prior to the occurrence of an Event of Default and acceleration of the Obligations, the security interest in such servicing rights granted hereunder shall be automatically terminated without need for further action upon the sale, transfer or other disposition of the related Mortgage Loan in accordance with the provisions of the Credit Documents), and all rights to the payment of money on account of such servicing, administration and collection activities;

                  (d) All Servicing Contracts now owned and hereafter acquired by the Company which are listed on SCHEDULE 1 hereto (as such SCHEDULE 1 may be amended, modified or replaced from time to time), including, without limitation, all now existing and hereafter arising rights to service, administer or collect Mortgage Loans, including pools of Mortgage Loans underlying Mortgage-Backed Securities, thereunder;

                  (e) All now existing and hereafter arising rights to the payment of monies under such Servicing Contracts, on account of servicing, administration or collection activities thereunder, on account of the termination of any such Servicing Contract and as reimbursement for costs and expenses incurred and advances made by the Company on account of obligations of the Obligors under the Mortgage Loans serviced pursuant thereto (but excluding any rights to any principal, interest or other payments made by such Obligors and held in trust by the Company for the account of the owners of said Mortgage Loans);

                  (f) All acknowledgments and consents executed by FNMA, FHLMC, GNMA (if any) and any other Person which is a party to any Servicing Contract pledged as Collateral hereunder, whereunder each such agency or other Person acknowledges and consents to the pledge of the Collateral hereunder, and all rights of the Company thereunder;

                  (g) All now existing and hereafter arising rights to the payment of monies under any Servicing Contracts to which the Company is a party as reimbursement for costs and expenses incurred and advances made by the Company on account of obligations of the Obligors under the Mortgage Loans serviced pursuant thereto, said rights to include, without limitation, the Servicing Receivables;

                  (h) All now existing and hereafter arising rights under guaranties, indemnifications and other documents, instruments and agreements providing collateral security or credit support for the obligations of the investors to make the payments referred to in subparagraphs (e) and (g) above;

                  (i) All now existing and hereafter arising accounts, contract rights, payment intangibles and general intangibles constituting or relating to any of the foregoing Collateral;

                  (j) All now existing and hereafter acquired files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other books, records, information and data of the Company relating to the foregoing Collateral (including all information, records, data, programs, tapes, discs, and cards necessary or helpful in the administration or servicing of the foregoing Collateral or in providing servicing as required under the Servicing Contracts or any other servicing contract described above);

                  (k) The Funding Account and the Settlement Account and any and all funds at any time held in any such accounts; and

                  (l) All products and Proceeds of the foregoing Collateral.

         PROVIDED, HOWEVER, that (A) the grant of a security interest in and pledge of the foregoing Collateral is junior and subordinate to the rights of FNMA, FHLMC or GNMA or any related investor in and to amounts payable to each of them under and in respect of said Collateral; and (B) the grant of a security interest and pledge hereunder with respect to any trust or escrow accounts maintained by the Company for the benefit of other Persons shall be subject to the rights of such other Persons in such accounts.

         NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE PARTIES HERETO SPECIFICALLY AGREE AND ACKNOWLEDGE THAT THE COLLATERAL SHALL INCLUDE ANY AND ALL RIGHTS, TITLE AND INTEREST OF THE COMPANY IN AND TO THAT CERTAIN PROPERTY OF THE COMPANY REFERRED TO AND CHARACTERIZED AS "COLLATERAL" UNDER THE EXISTING CREDIT AGREEMENT.

         Notwithstanding anything contained herein to the contrary, the Lender shall have the right at any time to submit for filing a UCC-3 financing statement amendment containing a revised SCHEDULE 1 to this Financing Statement, and upon the filing of said UCC-3 financing statement amendments, said revised
SCHEDULE 1 shall constitute SCHEDULE 1 for all purposes under this Financing Statement.

         3. DELIVERY OF COLLATERAL. The Company shall deliver the Collateral or cause the Collateral to be delivered to the Lender, it being agreed and understood that all Mortgage Loans acquired or originated by the Company following the date hereof, and all Assigned Servicing Rights and Servicing Receivables acquired by the Company after the date hereof, are to be delivered to the Lender as provided herein. Delivery of Collateral consisting of Mortgage Loans shall be effected by delivery of the Required Documents therefor on or before 5:00 p.m. on the Business Day preceding the date on which such Mortgage Loans are to be initially included in the Borrowing Base. The Lender's responsibility to review such Collateral is limited to the review steps described on EXHIBIT 1 hereto, said review of Collateral delivered on any Business Day to be completed before 10:00 a.m. on the next succeeding Business Day. All Mortgage Loans, and all documentation relating to Assigned Servicing Rights or Servicing Receivables, at any time delivered to the Lender hereunder shall be held by the Lender in a fire resistant vault, drawer or other suitable depositary maintained and controlled solely by the Lender, conspicuously marked to show the interests of the Lender and the Company therein and not commingled with any other assets or property of, or held by, the Lender. The Lender is not, and shall not at any time in the future be, subject, with respect to the Collateral, in any manner or to any extent, to the direction or control of the Company except as expressly permitted hereunder or under the other Credit Documents. Under no circumstances will the Lender deliver possession of the Collateral to the Company except in accordance with the express terms of this Security Agreement and the Credit Agreement.

         4. LENDER'S REVIEW OF COLLATERAL. Each delivery of Mortgage Loans to the Lender shall be accompanied by a certificate in form acceptable to the Lender (the "Delivery Certificate"). Upon any receipt of Required Documents for any Mortgage Loan, Assigned Servicing Right or Servicing Receivable the Lender shall review the same and verify that:

                  (a) All Required Documents relating to such item of Collateral appear regular on their face and are in the Lender's possession; and

                  (b) The statements set forth on EXHIBIT 1 hereto are accurate and complete in all respects.

Such verification for Collateral delivered shall be set forth in the schedule referred to in Paragraph 5(b) below. If the Lender notes any exception in the review described in subparagraph (a) or (b) above or questions, in its reasonable discretion, the genuineness, regularity, propriety, or accuracy of any item of Collateral, the Lender shall so note in the next such schedule delivered. In the event that the Company had been requested to deliver the Additional Required Documents with respect to any Mortgage Loan, the Lender shall review and verify such Additional Required Documents consistent with the obligations of the Lender above.

         5. COLLATERAL VALUE DETERMINATION.

                  (a) No later than 2:00 p.m. (Charlotte, North Carolina time) on each Business Day, the Lender shall compute the Collateral Value of the Borrowing Base (a "Collateral Value Determination") as of 10:00 a.m. on such Business Day and make a notation thereof.

                  (b) No later than 2:00 p.m. (Charlotte, North Carolina time) on each Business Day, the Lender shall prepare and deliver to the Company via facsimile a schedule showing the composition of the Borrowing Base, on a per-Mortgage Loan basis, as of such time. The Company shall certify as to the accuracy of such schedule and shall return such schedule, with such certification attached, to the Lender via facsimile no later than 3:00 p.m. (Charlotte, North Carolina time) on each such Business Day.

         6. HANDLING OF COLLATERAL; SETTLEMENT ACCOUNT.

                  (a) Prior to the occurrence of an Event of Default, from time to time, the Lender may release documentation relating to Mortgage Loans to the Company against a trust receipt executed by the Company in the form of EXHIBIT 2 hereto. The Company and the Lender will comply with the trust receipt procedures specified on EXHIBIT 3 hereto. The Company hereby represents and warrants that any request by the Company for release of Collateral under this subparagraph 6(a) shall be solely for the purposes of correcting clerical or other non-substantial documentation problems in preparation of returning such Collateral to the Lender for ultimate sale or exchange and that the Company has requested such release in compliance with all terms and conditions of such release set forth herein and in the Credit Agreement, including, without limitation, subparagraph (k)(1) of the definition of Eligible Mortgage Loan.

                  (b) Prior to the occurrence of an Event of Default, upon delivery by the Company to the Lender of a shipping request in the form of that attached hereto as EXHIBIT 4, the Lender will transmit Mortgage Loans in the possession of the Lender in connection with the sale thereof to a permanent investor, such transmittal to be under cover of a transmittal letter in the form of that attached hereto as EXHIBIT 5 (or such other form as may be required under any government program pursuant to which the relevant Mortgage Loans are being shipped). In no event shall the Lender have any obligation to obtain written acknowledgement of receipt from the addressee of any transmittal letter or other communication sent by the Lender hereunder.

                  (c) All amounts payable on account of the sale of Mortgage Loans will be instructed to be paid directly by the purchaser to the Settlement Account. Pursuant to Paragraph 1 above the Company has granted a security interest in and lien upon the Settlement Account and in any and all amounts at any time held therein to the Lender as collateral security for the Obligations. This Paragraph 6(c) shall constitute notice to any and all Persons of such security interest pursuant to the Uniform Commercial Code of all relevant jurisdictions and any other law or regulation requiring such notice. This Paragraph 6(c) shall further constitute irrevocable notice to any and all Persons that the Settlement Account referred to in Paragraph 2(k) above is a "no access" account to the Company except to the extent expressly permitted hereunder. The Lender shall hold such security interest in and lien upon the Settlement Account referred to in Paragraph 2(k) above and all funds at any time held therein for its benefit with all rights of a secured party under the Uniform Commercial Code of all relevant jurisdictions.

                  (d) Prior to the occurrence of an Event of Default, the Lender shall take such steps as it may be reasonably directed from time to time by the Company in writing which are not inconsistent with the provisions of this Security Agreement and the other Credit Documents and which the Company deems necessary to enable the Company to perform and comply with Take-Out Commitments and with other agreements for the sale or other disposition in whole or in part of Mortgage Loans.

                  (e) Prior to the occurrence of an Event of Default and acceleration of the Obligations and if, but only if, such action is not inconsistent with the express provisions of this Security Agreement and the other Credit Documents and would not create an Event of Default or Potential Default, the Company may, in connection with its residential mortgage banking business: originate, acquire and service Mortgage Loans; receive payments on Mortgage Loans from the Obligors thereon and impounds and fees in connection therewith; retain, use and apply fees and payments made on account of the Mortgage Loans by the Obligors thereunder; disburse from impound accounts; in the ordinary course of the Company's business, create, use, destroy and transfer records, files and other items described in Paragraph 2(j) above; sell or otherwise dispose of Mortgage Loans not included in the computation of the Collateral Value of the Borrowing Base, with or without servicing rights; pledge Mortgage Loans to the extent permitted under the Credit Documents; sell servicing rights; and enter into, exercise rights under, perform, modify, waive and cancel any Take-Out Commitments.

                  (f) Following the occurrence of an Event of Default, the Lender shall not, and shall incur no liability to the Company or any other Person for refusing, in its sole discretion, to, deliver any item of Collateral to the Company or any other Person (other than under existing Take-Out Commitments).

                  (g) Upon the receipt of the Lender of proceeds from an investor with respect to any item of Collateral in an amount equal to or greater than the Unit Collateral Value of such Collateral, the security interest of the Lender in such item of Collateral shall automatically terminate without the need for further action by any Person or any notice to any Person.

         7. COSTS AND EXPENSES. The Lender shall notify the Company of all extraordinary costs and expenses (including, without limitation, expenses of legal counsel to the Lender) of the Lender directly relating to the Lender's performance of this Security Agreement, and such extraordinary costs and expenses shall be paid promptly by the Company or, if already paid by the Lender, the Company promptly shall reimburse the Lender therefor.

         8. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants that: (a) the Company is the sole owner of the Collateral (or, in the case of after-acquired Collateral, at the time the Company acquires rights in the Collateral, will be the sole owner thereof); (b) except for security interests in favor of the Lender, no Person (other than the investors party to the Servicing Contracts, as expressly set forth therein) has (or, in the case of after-acquired Collateral, at the time the Company acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral and, in any event, the Lender has a perfected, first priority security interest thereon; (c) all information heretofore, herein or hereafter supplied to the Lender by or on behalf of the Company with respect to the Collateral is or will be accurate and complete; and (d) each Mortgage Loan is, at all dates when it is submitted by Company for inclusion in the computation of the Collateral Value of the Borrowing Base, an Eligible Jumbo Mortgage Loan, an Eligible Mortgage Loan, an Eligible Second Mortgage Loan or an Eligible Subprime Mortgage Loan.

         9. COVENANTS OF THE COMPANY. The Company hereby agrees: (a) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings deemed necessary or appropriate by the Lender to perfect, maintain and protect its security interest hereunder and the priority thereof and to deliver promptly to the Lender all originals of Collateral or Proceeds consisting of chattel paper or instruments; (b) not to surrender or lose possession of (other than to the Lender), sell, encumber, or otherwise dispose of or transfer, any Collateral or right or interest therein other than shipment of Mortgage Loans and under Take-Out Commitments and as otherwise permitted under Paragraph 6 above; (c) at all times to account fully for and promptly to deliver to the Lender, in the form received, all Collateral or Proceeds received, endorsed to the Lender as appropriate and accompanied by such assignments and powers, duly executed, as the Lender shall request, and until so delivered all Collateral and Proceeds shall be held in trust for the Lender, separate from all other property of the Company and identified as the property of the Lender; (d) at any reasonable time, upon demand by the Lender, to exhibit to and allow inspection by the Lender (or Persons designated by the Lender) of the Collateral and the records concerning the Collateral; (e) to keep the records concerning the Collateral at the location(s) set forth in Paragraph 16 below and not to remove the records from such location(s) without the prior written consent of the Lender; (f) at the request of the Lender, to place on each of its records pertaining to the Collateral a legend, in form and content satisfactory to the Lender, indicating that such Collateral has been assigned to the Lender; (g) not to modify, compromise, extend, rescind or cancel any deed of trust, mortgage, note or other document, instrument or agreement connected with any Mortgage Loan pledged under this Security Agreement or any document relating thereto or connected therewith or consent to a postponement of strict compliance on the part of any party thereto with any term or provision thereof; (h) to keep the Collateral insured against loss, damage, theft, and other risks customarily covered by insurance, and such other risks as the Lender may reasonably request;
(i) to do all acts that a prudent investor would deem necessary or desirable to maintain, preserve and protect the Collateral; (j) not knowingly to use or permit any Collateral to be used unlawfully or in violation of any provision of this Security Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral; (k) to pay (or require to be paid) prior to their becoming delinquent all taxes, assessments, insurance premiums, charges, encumbrances, and liens now or hereafter imposed upon or affecting any Collateral; (l) to notify the Lender before any such change shall occur of any change in the Company's name, identity or structure through merger, consolidation or otherwise; (m) to appear in and defend, at the Company's cost and expense, any action or proceeding which may affect its title to or the Lender's interest in the Collateral; (n) to keep accurate and complete records of the Collateral and to provide the Lender with such records and such reports and information relating to the Collateral as the Lender may request from time to time; and (o) to comply with the terms and conditions of all Servicing Contracts to which the Company is a party and to comply with all laws, regulations and ordinances relating to the possession, operation, maintenance and control of the Collateral.

         10. COLLECTION OF COLLATERAL PAYMENTS.

                  (a) The Company shall, at its sole cost and expense, endeavor to obtain payment, when due and payable, of all sums due or to become due with respect to any Collateral (each such payment being referred to as a "Collateral Payment"), including, without limitation, the taking of such action with respect thereto as the Lender may request, or, in the absence of such request, as the Company may reasonably deem advisable; provided, however, that the Company shall not, without the prior written consent of the Lender, grant or agree to any rebate, refund, compromise or extension with respect to any Collateral Payment or accept any prepayment on account thereof. Upon the request of the Lender following the occurrence of an Event of Default (and subject to the requirements of applicable law), the Company will notify and direct any party who is or might become obligated to make any Collateral Payment, to make payment thereof to the Lender (or to the Company in care of the Lender) at such address as the Lender may designate. The Company will reimburse the Lender promptly upon demand for all out-of-pocket costs and expenses, including reasonable attorneys' fees and litigation expenses, incurred by the Lender in seeking to collect any Collateral Payment.

                  (b) If there shall occur an Event of Default, upon the request of the Lender the Company will transmit and deliver to the Lender, forthwith upon receipt and in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed where required so that such items may be collected by the Lender) which may be received by the Company at any time as payment on account of any Collateral Payment and if such request shall be made, until delivery to the Lender, such items will be held in trust for the Lender and will not be commingled by the Company with any of its other funds or property. Thereafter, the Lender is hereby authorized and empowered to endorse the name of the Company on any check, draft or other instrument for the payment of money received by the Lender on account of any Collateral Payment if the Lender believes such endorsement is necessary or desirable for purposes of collection.

                  (c) The Company hereby agrees to indemnify, defend and save harmless the Lender and its agents, officers, employees and representatives from and against all reasonable liabilities and expenses on account of any adverse claim asserted against the Lender relating to any moneys received by the Lender on account of any Collateral Payment (other than as a direct result of the gross negligence or willful misconduct of the Lender) and such obligation of the Company shall continue in effect after and notwithstanding the discharge of the Obligations and the release of the security interest granted in Paragraph 1 above.

         11. AUTHORIZED ACTION BY LENDER.

                  (a) The Company hereby irrevocably appoints the Lender as its attorney-in-fact to do (but the Lender shall not be obligated to and shall incur no liability to the Company or any third party for failure so to do) at any time and from time to time following the occurrence of an Event of Default, any act which the Company is obligated by this Security Agreement to do, and to exercise such rights and powers as the Company might exercise with respect to the Collateral, including, without limitation, the right to (i) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (ii) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (iii) insure, process and preserve the Collateral; (iv) transfer the Collateral to the Lender's own or its nominee's name; and (v) make any compromise or settlement, and take any other action it deems advisable with respect to the Collateral. Notwithstanding anything contained herein, in no event shall the Lender be required to make any presentment, demand or protest, or give any notice and the Lender need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.

                  (b) In addition to the power-of-attorney granted above, the Company hereby agrees to execute and deliver, simultaneously with the execution and delivery of this Security Agreement, a Power of Attorney in a form reasonably satisfactory to the Lender, whereby the Company shall irrevocably constitute and appoint the Lender its true and lawful attorney to deal with all parties (other than the Company) to the Servicing Contracts and the related acknowledgments and consents, including making a request of FNMA, FHLMC, GNMA or any other investor party to a Servicing Contract for (i) the remittance to the Lender of any proceeds of any sale of servicing rights under a Servicing Contract pledged as Collateral hereunder or any termination fee with respect to the termination of a Servicing Contract pledged as Collateral hereunder or (ii) the sale or transfer to the Lender or to its designee of servicing rights under a Servicing Contract pledged as Collateral hereunder

         12. DEFAULT AND REMEDIES.

                  (a) Upon the occurrence of an Event of Default and following the acceleration of the Obligations, the Lender shall have the right to, without notice to or demand upon the Company: (i) foreclose or otherwise enforce the Lender's security interest in the Collateral in any manner permitted by law or provided for hereunder; (ii) sell or otherwise dispose of the Collateral or any part thereof at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery and without assumption of any credit risk, on such terms and in such manner as the Lender may determine; (iii) require the Company to assemble the Collateral or books and records relating thereto and make such available to the Lender at a place to be designated by the Lender; (iv) enter onto property where any Collateral or books and records relating thereto are located and take possession thereof with or without judicial process; and (v) prior to the disposition of the Collateral, prepare it for disposition in any manner and to the extent the Lender deems appropriate. Upon any sale or other disposition pursuant to this Security Agreement, the Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of and all proceeds thereof shall be applied to the Obligations. Each purchaser at any such sale or other disposition shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of the Company, and the Company specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

                  (b) Unless prohibited by the terms of a particular Servicing Contract, the Company agrees that during the exercise by the Lender of any of its remedies, then pending any sale or transfer of Servicing Contracts included in the Collateral or of rights thereunder or with respect thereto, the Lender may appoint a subservicer (which may be the Lender or an Affiliate of the Lender) for the Mortgage Loans that are the subject of such Servicing Contracts and the Company shall take all necessary action to implement said appointment. Said subservicer shall be entitled to compensation for its services as subservicer in accordance with its schedule of fees for such services, said fees to be paid solely from the compensation otherwise payable under such Servicing Contracts.

                  (c) The Company acknowledges that the Company and the Lender have entered into, and the Company may from time to time hereafter enter into, acknowledgment and consent agreements with FNMA, FHLMC, GNMA and other private investors in order to obtain the consent of FNMA, FHLMC, GNMA and such private investors to the assignment of and security interest granted in the Servicing Contracts included in the Collateral and in the rights thereunder or with respect thereto. The Company further acknowledges that any of the acknowledgment and consent agreements may contain provisions concerning the enforcement by the Lender of its security interest in such Servicing Contracts and in the rights thereunder or with respect thereto. The Company agrees that the disposition of its rights in any Servicing Contract included in the Collateral or in any rights thereunder or with respect thereto pursuant to the terms of any applicable acknowledgment and consent agreement shall be deemed commercially reasonable within the meaning of Section 9-504(3) of the Uniform Commercial Code. The Company hereby waives any claims it might otherwise have against the Lender as a result of the Lender's compliance with the terms of any acknowledgment and consent agreement.

         13. BINDING UPON SUCCESSORS. All rights of the Lender under this Security Agreement shall inure to the benefit of its successors and assigns, and all obligations of the Company shall bind its successors and assigns.

         14. ENTIRE AGREEMENT; SEVERABILITY. This Security Agreement contains the entire security agreement with respect to the Collateral between the Lender and the Company. All waivers by the Company provided for in this Security Agreement have been specifically negotiated by the parties with full cognizance and understanding of their rights. If any of the provisions of this Security Agreement shall be held invalid or unenforceable, this Security Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

         15. CHOICE OF LAW. This Security Agreement shall be construed in accordance with and governed by the laws of the State of North Carolina and, where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the Uniform Commercial Code as in effect from time to time in the State of North Carolina.

         16. PLACE OF BUSINESS; RECORDS. The Company represents and warrants that its chief place of business is at 80 Hayden Avenue, Lexington, Massachusetts 02421, and that its books and records concerning the Collateral are kept at its chief place of business.

         17. NOTICE. Any written notice, consent or other communication provided for in this Security Agreement shall be delivered or sent as provided in the Credit Agreement.

         18. GNMA SERVICING. The Servicing Contracts included in the Collateral (or under which Servicing Receivables are created) include a Servicing Contract or Servicing Contracts with GNMA (the "GNMA Servicing").
It is hereby acknowledged and agreed by the Lender as follows:

                  (a) The Company is entitled to servicing income with respect to the GNMA Servicing only so long as it is an issuer in good standing with GNMA;

                  (b) Upon loss of issuer status by the Company, the Lender's rights to any servicing income with respect to the GNMA Servicing terminates; and

                  (c) The pledge of rights to servicing income conveys no rights (such as a right to become a substitute servicer or issuer) that are not otherwise specifically provided for in the GNMA Guide.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         EXECUTED and sealed the day and year first above written.


                                           DeWOLFE MORTGAGE
                                           SERVICES, INC., a Massachusetts
                                           corporation
[CORPORATE SEAL]

ATTEST:

By______________________________           By:______________________________

Name____________________________           Name:____________________________

Title:__________________________           Title:___________________________


                                           FIRST UNION NATIONAL BANK, a
                                           national banking association

                                           By:______________________________

                                           Name:____________________________

                                           Title____________________________

                              SCHEDULE OF EXHIBITS
                                       TO
                     AMENDED AND RESTATED SECURITY AGREEMENT


EXHIBIT                                   DOCUMENT
-------                                   --------
      1                             Required Review Steps

      2                             Form of Trust Receipt

      3                             Trust Receipt Procedures

      4                             Form of Shipping Request

      5                             Form of Whole Loan Sale Transmittal Letter

SCHEDULE                                  DOCUMENT
--------                                  --------
      1                             Servicing Contracts

                                                                       EXHIBIT 1
                                                                     TO SECURITY
                                                                       AGREEMENT

                              REQUIRED REVIEW STEPS

WITH RESPECT TO ANY MORTGAGE LOAN:

1. All submitted documents, including the report attached to the Delivery Certificate, are consistent as to borrower name, loan face amount, loan type (FHA, VA, conventional, jumbo, subprime or second; FRM or ARM) and the Company's loan number.

2. The note and mortgage/deed of trust each bears an original signature or signatures which appear to be those of the person or persons named as the maker and mortgagor/trustor, or, in the case of a certified copy of the mortgage/deed of trust, such copy bears what appears to be a reproduction of such signature or signatures.

3. Except for (a) the endorsement to the Company of the note in the event such loan was purchased by the Company and (b) the endorsement in blank of the note by the Company, neither the note, the mortgage/deed of trust, nor the assignment(s) of the mortgage/deed of trust contain any irregular writings which appear on their face to affect the validity of any such endorsement or to restrict the enforceability of the document on which they appear.

4. The note is endorsed in blank and such endorsement bears an original signature of an authorized officer of the Company, based on the current list of such officers supplied by the Company.

5. The assignment of the mortgage/deed of trust bears an original signature of an authorized officer of the Company, based on the current list of such officers supplied by the Company.

WITH RESPECT TO ANY ASSIGNED SERVICING RIGHTS:

1. The copies of each Servicing Contract have been certified as being true and complete by an authorized representative of the Company and bear what appears to be a reproduction of signatures of authorized representatives of the Company and signatures of persons purporting to be officers of all other parties thereto.

2. The original consent or acknowledgment bears the original signature of persons purporting to be officers of each party to the Servicing Contract which, according to the terms of the Servicing Contract, are required to consent or acknowledge the assignment.

WITH RESPECT TO ALL SERVICING ADVANCES:

1. The copies of each related Servicing Contract have been certified as being true and complete by an authorized representative of the Company, and bear what appears to be a reproduction of signatures of authorized representatives of the Company and signatures of persons purporting to be officers of all other parties thereto.

                                                                       EXHIBIT 2
                                                           TO SECURITY AGREEMENT

                              FORM OF TRUST RECEIPT

                                                         Date: ___________, 20__

         The undersigned, DeWOLFE MORTGAGE SERVICES, INC., a Massachusetts corporation (the "Company"), acknowledges receipt from FIRST UNION NATIONAL BANK (the "Lender") pursuant to the Security Agreement (as those terms and capitalized terms not otherwise defined herein are defined in that certain Amended and Restated Credit Agreement dated as of ______________, 2000, among the Lender and the Company), or from its duly appointed agent, of the following described documentation for the identified Mortgage Loans (the "Collateral Documents"), possession of which is herewith entrusted to the Company solely for the purpose of correcting documentary defects relating thereto:


                                                              Loan Document
BORROWER NAME     LOAN NUMBER      NOTE AMOUNT            DELIVERED
-------------     -----------      -----------            ---------

         It is hereby acknowledged that a security interest pursuant to the Uniform Commercial Code as in effect in the State of North Carolina in the Collateral hereinabove described and in the Proceeds of said Collateral has been granted to the Lender pursuant to the Security Agreement.

         The Company hereby represents and warrants that the Unit Collateral Value of the Mortgage Loans for which the Collateral Documents are requested to be released hereunder when added to the Unit Collateral Value of all other Mortgage Loans included in the computation of the Collateral Value of the Borrowing Base the Collateral Documents for which have been similarly released does not exceed $600,000.

         In consideration of the aforesaid delivery by the Lender (or by its duly appointed agent), the Company hereby agrees to hold said Collateral Documents in trust for the Lender as provided under and in accordance with all provisions of the Security Agreement and to return said Collateral Documents to the Lender no later than the close of business on the tenth calendar day following the date hereof or, if such day is not a Business Day, on the immediately succeeding Business Day.

                                    DeWOLFE MORTGAGE
                                    SERVICES, INC., a Massachusetts corporation

                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________

                                                                       EXHIBIT 3
                                                           TO SECURITY AGREEMENT

                            TRUST RECEIPT PROCEDURES

The Company and Lender will adhere to the following procedures with respect to trust receipts:

         The Lender will maintain all original trust receipts in a vault, drawer or other suitable depositary with a one hour fire rating maintained and controlled solely by the Lender.

                                                                       EXHIBIT 4
                                                           TO SECURITY AGREEMENT

                            FORM OF SHIPPING REQUEST
                           (For Whole Loan Deliveries)

Date:_________________

FIRST UNION NATIONAL BANK
One First Union Center
301 South College Street
Charlotte, North Carolina  28288
Attention:______________________


This letter is to serve as authorization for you to endorse and ship the following loans:

Loan Number                     Borrower Name                     Note Amount

to the following address under Commitment #____________ (the "Commitment") from an Approved Investor as follows:

NAME:
ADDRESS:

ATTENTION:

Please endorse the notes as follows:

Please ship the loan documents either by ___________________ or by such other courier service as we have designated to you as "approved." The courier shall act as an independent contractor bailee acting solely on your behalf as Lender, as defined in that certain Amended and Restated Credit Agreement dated as of __________, 2000, as the same may be amended, extended or replaced from time to time, but we acknowledge and agree that you are not responsible for any delays in shipment or any other actions or inactions of the courier; however, because the Commitment expires on ______________, 20___, we ask that you deliver the loan documents to the courier no later than _________________, 20___.

Please have the courier bill us by using our acct #____________. If you should have any questions, or should feel the need for additional documentation, please do not hesitate to call _________________

                                    DeWOLFE MORTGAGE
                                    SERVICES, INC., a Massachusetts corporation

                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________

                                                                       EXHIBIT 5
                                                           TO SECURITY AGREEMENT
                                                               (DIRECT INVESTOR)

                   FORM OF WHOLE LOAN SALE TRANSMITTAL LETTER
                             [LETTERHEAD OF LENDER]

                               -------------, ----

Dear [Approved Investor]:

         Enclosed is(are) _____ original promissory note(s) in the original principal amount of $_________________ ("Notes") evidencing the Mortgage Loans described on the attached SCHEDULE A, along with other related documents (collectively, "Collateral"). A security interest in the Collateral has been granted to First Union National Bank ("FUNB") by DeWolfe Mortgage Services, Inc. ("Seller").

         All Collateral now or hereafter delivered to you is to be held by you as a bailee for the benefit of FUNB, and subject to FUNB's direction and control. By taking possession of Collateral, you agree to the terms of bailments as set forth in this letter.

***WIRE INSTRUCTIONS***

         Payments for all notes accepted for purchase are to be wire transferred to FIRST UNION NATIONAL BANK (ABA #053000219) at One First Union Center, Charlotte, NC 28288-0731, for the account of DeWolfe Mortgage Services, Inc. (Acct. #________________). Please reference the Mortgagor(s)' name on the wire instructions.

         Upon FUNB's receipt of proceeds in an amount which is equal to or greater than the Unit Collateral Value of the Collateral so sold, FUNB's security interest in the Collateral shall terminate without further action. The Collateral has not been assigned or transferred by FUNB to any other party and FUNB has not recorded any security interests therein.

         Notes which are not accepted for purchase, together with all other related documents, should be returned, within 31 days after the date of this letter to: First Union National Bank, One First Union Center, Charlotte, NC 28288-0731, Attention: ______________, Corporate Banking Group Loan Operations, CORP-2, TW-18.

         Please do not honor any communications from Seller relating to any Collateral or payment without the written consent of FUNB, or until FUNB has received proceeds of the sale of such Note(s). Do not deliver any Collateral or payment to any third party without the written consent of FUNB. If you have any questions, please feel free to call.

                                Very truly yours,
                            First Union National Bank

                                    By:________________________________

                                       ________________________

                                       ________________________
                                       Specialized Industries/Mortgage Banking

                                       (704) ____ - ______

***UPON RECEIPT***

NOTE: By accepting the mortgage loan(s) delivered to you with this letter, you consent to be the custodian, agent and bailee for the lenders on the terms described in this letter. The above-signed, as collateral agent, requests that you acknowledge receipt of the enclosed mortgage loan(s) and this letter by signing and returning the enclosed copy of this letter and attached SCHEDULE A to the above-signed; however, your failure to do so does not nullify such consent.

____________________________                         _______________________
Agreed and Accepted by                                           Date
authorized representative
of [Approved Investor]

                                                                      SCHEDULE 1
                                                           TO SECURITY AGREEMENT

                      LIST OF SERVICING CONTRACTS ASSIGNED


                                       19